UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                811-07896

                    GAMCO Global Series Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                                 Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                    Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Global Rising Income and Dividend Fund

Annual Report — December 31, 2018

To Our Shareholders,

For the year ended December 31, 2018, the net asset value (NAV) per Class AAA Share of The Gabelli Global Rising Income and Dividend Fund decreased 14.0% compared with a decrease of 0.3% for the ICE Bank of America Merrill Lynch Global 300 Convertible Index and a decrease of 8.7% for the Morgan Stanley Capital International (MSCI) World Index, respectively. Other classes of shares are available. See page 2 for performance information for all classes of shares.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2018.

Performance Discussion (Unaudited)

The Fund’s investment objective is to provide investors with a high level of total return through a combination of current income and appreciation of capital.

The Fund’s investment strategy is to invest 80% of its net assets in dividend paying securities (such as common and preferred stock) or other income producing securities (such as fixed-income securities and securities that are convertible into common stock). The Fund will primarily invest in common stocks of foreign and domestic issuers that the Fund’s portfolio manager believes are likely to pay dividends and income and have the potential for above average capital appreciation and dividend increases.

It was the culmination of an eventful year for the market. The exuberant reaction to the passage of the Tax Cuts and Jobs Act resulted in the best January market return in over 20 years. January marked a new high of 2872 for the S&P 500. The remainder of the year can best be summarized as strong corporate earnings and broad U.S. economic strength, a sharp contrast to most major international economies who saw decelerating growth. U.S. GDP growth peaked at 4.2% in the second quarter and followed up with a solid 3.5% in the third quarter. The fourth quarter tracked somewhat weaker. The stronger U.S. economy, relative to other developed economies, and divergent global central bank policies resulted in a steadily increasing U.S. dollar over the course of the year. Despite increasing uncertainty around trade and tariff disputes, the relatively robust economic backdrop in 2018 gave the Federal Reserve cover to raise rates in March, June and September, as expected and with little resistance.

Selected holdings that contributed positively to performance in 2018 were: Davide Campari-Milano S.p.A (2.3% of net assets as of December 31, 2018), a leading beverage company which is currently the sixth largest player worldwide in the premium spirits industry. Sales of its key high margin brands drove net organic sales; Kikkoman Corp. (1.2%), a Japanese food manufacturer whose main products and services include soy sauce and food seasoning flavoring, which saw growth in its soy sauce and domestic soy milk segments drive margin expansion and lift profit growth; and Jardine Matheson Holdings Ltd. (1.1%), which through its subsidiaries engages in the motor vehicles and related operations, property investment and development, food retailing, home furnishings, engineering and construction, and transportation businesses. The company’s year on year growth was in line with estimates.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports in paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to: info@gabelli.com.

Some of our weaker performing securities were: CNH Industrial NV. (2.9%), which designs, produces, and sells trucks, commercial vehicles, buses, special vehicles, agricultural, and construction equipment, and which saw revenue from the commercial vehicles, powertrain, and financial services segments decline year over year; Citigroup Inc. (1.2%), a global financial services company providing consumers, corporations, governments, and institutions with a broad range of financial products and services, and whose investment banking revenues disappointed and booked lower underwriting fees on lower market activity; and Weatherford International plc. (no longer held as of December 31, 2018), which operates as a multinational oilfield service company worldwide. It offers equipment and services used in the drilling, evaluation, completion, production, and intervention of oil and natural gas wells. The company’s results were affected by lower activity in the United States and the Middle East along with unfavorable foreign exchange impacts.

Thank you for your investment in the Gabelli Global Rising Income and Dividend Fund. We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through December 31, 2018 (a) (Unaudited)					Since Inception (2/3/94)
	1 Year	5 Year	10 Year	15 Year
Class AAA (GAGCX)	(14.02)%	2.29%	7.70%	3.14%	4.17%
ICE Bank of America Merrill Lynch Global 300 Convertible Index	(0.31)	6.35	10.14	6.23	N/A(b)
MSCI World Index	(8.71)	4.56	9.67	6.16	6.30(c)
Lipper Convertible Securities Fund Average	(1.51)	4.06	10.52	6.05	7.09
Class A (GAGAX)	(14.01)	2.26	7.68	3.15	4.19
With sales charge (d)	(18.96)	1.05	7.04	2.75	3.93
Class C (GACCX)	(14.65)	1.50	6.50	2.12	3.50
With contingent deferred sales charge (e)	(15.51)	1.50	6.50	2.12	3.50
Class I (GAGIX)	(13.44)	2.69	8.05	3.39	4.32

In the current prospectuses dated April 30, 2018, the gross expense ratios for Class AAA, A, C, and I Shares are 1.62%, 1.62%, 2.37%, and 1.37%, respectively, and the net expense ratios for these share classes after contractual reimbursements by Gabelli Funds, LLC, (the Adviser) are 1.62%, 1.62%, 2.37%, and 1.00%, respectively. See page 12 for expense ratios for the year ended December 31, 2108. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on May 2, 2001, November 26, 2001, and January 11, 2008, respectively. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The ICE Bank of America Merrill Lynch Global 300 Convertible Index is an unmanaged global convertible index composed of companies representative of the market structure of countries in North America, Europe, and the Asia/Pacific region. The MSCI World Index is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Convertible Securities Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	There are no data available for the ICE Bank of America Merrill Lynch Global 300 Convertible Index prior to December 31, 1994.

(c)	MSCI World Index since inception performance is as of January 31, 1994.

(d)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(e)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI GLOBAL RISING INCOME AND DIVIDEND FUND (CLASS AAA SHARES),

LIPPER CONVERTIBLE SECURITIES FUND AVERAGE, AND MSCI WORLD INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Gabelli Global Rising Income and Dividend Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2018 through December 31, 2018	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2018.

	Beginning Account Value 07/01/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Global Rising Income and Dividend Fund
Actual Fund Return
Class AAA	$1,000.00	$892.30	1.75%	$8.35
Class A	$1,000.00	$892.60	1.73%	$8.25
Class C	$1,000.00	$889.10	2.49%	$11.86
Class I	$1,000.00	$895.70	1.01%	$4.83
Hypothetical 5% Return
Class AAA	$1,000.00	$1,016.38	1.75%	$8.89
Class A	$1,000.00	$1,016.48	1.73%	$8.79
Class C	$1,000.00	$1,012.65	2.49%	$12.63
Class I	$1,000.00	$1,020.11	1.01%	$5.14

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2018:

 The Gabelli Global Rising Income and Dividend Fund

Long Positions
Food and Beverage	19.2%
Financial Services	10.8%
Electronics	7.1%
Telecommunications	6.9%
Diversified Industrial	6.7%
Consumer Products	5.3%
Energy and Utilities	4.5%
Wireless Communications	4.4%
Machinery	4.0%
Entertainment	3.5%
Health Care	3.3%
Hotels and Gaming	2.8%
Automotive: Parts and Accessories	2.8%
Cable and Satellite	2.4%
Building and Construction	2.3%
Broadcasting	2.3%
Energy and Energy Services	1.9%

Computer Software and Services	1.5%
Publishing	1.3%
Consumer Services	1.2%
Specialty Chemicals	1.1%
Business Services	1.0%
Equipment and Supplies	1.0%
Retail	1.0%
Aerospace and Defense	0.7%
U.S. Government Obligations	0.7%
Automotive	0.3%
Aviation: Parts and Services	0.0%*
Other Assets and Liabilities (Net)	0.0%*

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Global Rising Income and Dividend Fund

Schedule of Investments — December 31, 2018

Principal Amount		Cost	Market Value
	CONVERTIBLE CORPORATE BONDS — 0.2%
	Energy and Utilities — 0.2%
$ 100,000	Chart Industries Inc., 1.000%, 11/15/24(a)	$100,000	$124,585

Shares
	COMMON STOCKS — 99.1%
	Aerospace and Defense — 0.7%
5,000	Aerojet Rocketdyne Holdings Inc.†	49,073	176,150
25,000	BBA Aviation plc	106,576	69,529
6,000	Ultra Electronics Holdings plc	125,298	99,419

		280,947	345,098

	Automotive — 0.3%
1,000	Volkswagen AG	167,644	159,374

	Automotive: Parts and Accessories — 2.8%
200	Boyd Group Income Fund	14,694	16,547
19,000	Dana Inc.	321,675	258,970
2,000	Genuine Parts Co.	179,604	192,040
3,000	Linamar Corp.	132,977	99,546
42,000	Uni-Select Inc.	787,534	597,143
4,000	Veoneer Inc.†	166,140	94,280
1,000	Visteon Corp.†	59,844	60,280

		1,662,468	1,318,806

	Aviation: Parts and Services — 0.0%
200	Curtiss-Wright Corp.	17,951	20,424

	Broadcasting — 2.3%
24,000	Tribune Media Co., Cl. A	912,202	1,089,120

	Building and Construction — 2.3%
333	Arcosa Inc.†	7,045	9,221
29,000	Armstrong Flooring Inc.†	541,690	343,360
500	Chofu Seisakusho Co. Ltd.	11,059	9,534
7,500	GCP Applied Technologies Inc.†	219,322	184,125
10,000	Herc Holdings Inc.†	330,600	259,900
6,000	Johnson Controls International plc	211,053	177,900
1,220	Lennar Corp., Cl. B	45,281	38,223
2,000	USG Corp.	86,319	85,320

		1,452,369	1,107,583

	Business Services — 1.0%
8,000	JCDecaux SA	266,400	224,750
6,500	Matthews International Corp., Cl. A	322,202	264,030

		588,602	488,780

Shares		Cost	Market Value
	Cable and Satellite — 2.4%
800	EchoStar Corp., Cl. A†	$41,081	$29,376
1,000	Liberty Global plc, Cl. A†	32,167	21,340
3,000	Liberty Global plc, Cl. C†	102,756	61,920
1,000	Liberty Latin America Ltd., Cl. A†	21,774	14,480
20,000	Rogers Communications Inc., Cl. B	707,828	1,025,200

		905,606	1,152,316

	Computer Software and Services — 1.5%
1,000	AVEVA Group plc	32,213	30,845
50,000	Hewlett Packard Enterprise Co.	702,526	660,500

		734,739	691,345

	Consumer Products — 5.3%
200	Eastman Kodak Co.†	326	510
21,000	Essity AB, Cl. A	557,317	516,532
9,034	Hunter Douglas NV	406,950	602,412
2,000	L’Oreal SA	335,032	461,050
1,500	Salvatore Ferragamo SpA	29,710	30,342
19,500	Scandinavian Tobacco Group A/S	319,337	234,754
5,000	Svenska Cellulosa AB, Cl. A	32,874	40,336
10,000	Swedish Match AB	341,330	393,887
7,000	Unicharm Corp.	139,942	227,298

		2,162,818	2,507,121

	Consumer Services — 1.2%
12,000	Ashtead Group plc	239,543	250,382
8,500	ServiceMaster Global Holdings Inc.†	300,947	312,290

		540,490	562,672

	Diversified Industrial — 6.7%
1,000	Aker ASA, Cl. A	61,687	53,432
11,000	Ampco-Pittsburgh Corp.†	115,725	34,100
8,000	Bouygues SA	332,884	287,263
500	Crane Co.	37,572	36,090
16,500	EnPro Industries Inc.	1,156,641	991,650
7,500	Jardine Matheson Holdings Ltd.	400,456	521,850
17,000	Jardine Strategic Holdings Ltd.	580,912	624,070
14,500	Myers Industries Inc.	224,775	219,095
3,000	Nilfisk Holding A/S†	129,510	106,115
800	Park-Ohio Holdings Corp.	31,107	24,552
800	Sulzer AG	91,782	63,526
4,000	Textron Inc.	156,075	183,960
1,000	Trinity Industries Inc.	20,307	20,590

		3,339,433	3,166,293

See accompanying notes to financial statements.

The Gabelli Global Rising Income and Dividend Fund

Schedule of Investments (Continued) — December 31, 2018

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Electronics — 7.1%
38,000	Sony Corp.	$1,056,755	$1,846,522
31,000	Sony Corp., ADR	663,567	1,496,680
1,500	Stratasys Ltd.†	29,905	27,015

		1,750,227	3,370,217

	Energy and Energy Services — 1.9%
6,000	BP plc, ADR	202,748	227,520
150	Chart Industries Inc.†	4,921	9,755
12,000	Landis+Gyr Group AG†	731,326	673,314

		938,995	910,589

	Energy and Utilities — 4.3%
14,000	Cameco Corp.	141,033	158,900
7,000	National Fuel Gas Co.	390,789	358,260
16,000	National Grid plc, ADR	1,105,237	767,680
10,000	Royal Dutch Shell plc, Cl. B	227,355	298,256
20,000	Severn Trent plc	542,019	462,807
200,000	Texas Competitive Electric Holdings Co. LLC, Escrow†(b)	0	0

		2,406,433	2,045,903

	Entertainment — 3.5%
9,000	Discovery Inc., Cl. A†	235,500	222,660
25,000	Entertainment One Ltd.	110,988	113,631
22,000	Grupo Televisa SAB, ADR	426,256	276,760
22,000	International Game Technology plc	420,618	321,860
85,000	ITV plc	226,551	135,264
1,200	Viacom Inc., Cl. A	40,473	33,372
10,000	Viacom Inc., Cl. B	293,977	257,000
13,000	Vivendi SA	321,595	316,961

		2,075,958	1,677,508

	Equipment and Supplies — 1.0%
4,500	Graco Inc.	100,232	188,325
12,500	Mueller Industries Inc.	353,268	292,000

		453,500	480,325

	Financial Services — 10.8%
1,000	American Express Co.	80,155	95,320
8,800	American International Group Inc.	341,298	346,808
2,000	Bank of America Corp.	60,160	49,280
3	Berkshire Hathaway Inc., Cl. A†	358,105	918,000
11,000	Citigroup Inc.	621,874	572,660
5,500	Comerica Inc.	245,381	377,795
8,000	Deutsche Bank AG	95,466	65,200
4,200	EXOR NV	156,204	227,422
27,000	FinecoBank Banca Fineco SpA	182,261	271,550

Shares		Cost	Market Value
65,000	GAM Holding AG	$614,612	$255,000
2,200	Julius Baer Group Ltd.†	114,955	78,362
17,000	Kinnevik AB, Cl. A	537,255	404,719
500	Kinnevik AB, Cl. B	15,085	12,056
3,500	Legg Mason Inc.	94,123	89,285
5,000	Morgan Stanley	122,102	198,250
22,000	Resona Holdings Inc.	118,655	106,121
500	State Street Corp.	46,358	31,535
1,000	T. Rowe Price Group Inc.	71,771	92,320
10,000	The Bank of New York Mellon Corp.	315,339	470,700
1,500	The PNC Financial Services Group Inc.	102,907	175,365
5,000	UBS Group AG	82,880	61,900
800	W. R. Berkley Corp.	29,878	59,128
4,000	Wells Fargo & Co.	137,920	184,320

		4,544,744	5,143,096

	Food and Beverage — 19.2%
1,600	Campbell Soup Co.	55,199	52,784
8,000	Chr. Hansen Holding A/S	364,041	707,865
7,500	Danone SA	528,728	528,564
130,000	Davide Campari-Milano SpA	483,830	1,099,978
6,000	Diageo plc, ADR	665,409	850,800
4,000	Fomento Economico Mexicano SAB de CV, ADR	320,374	344,200
2,500	General Mills Inc.	124,421	97,350
2,000	Heineken NV	133,144	176,904
2,500	Kellogg Co.	127,291	142,525
4,000	Kerry Group plc, Cl. A	300,765	392,993
10,900	Kikkoman Corp.	350,663	587,738
5,000	Maple Leaf Foods Inc., Toronto	95,381	100,095
1,500	McCormick & Co. Inc., Cl. V	133,799	208,215
1,500	McCormick & Co. Inc., Non-Voting	106,428	208,860
200	National Beverage Corp.	11,204	14,354
16,000	Nestlé SA	1,149,833	1,299,013
3,500	Pernod Ricard SA	398,941	574,651
14,000	Remy Cointreau SA	1,034,431	1,587,209
1,000	The Kraft Heinz Co.	56,416	43,040
500	Yakult Honsha Co. Ltd.	34,879	35,217
400,000	Yashili International Holdings Ltd.†	130,469	71,515

		6,605,646	9,123,870

	Health Care — 3.3%
30,000	Achaogen Inc.†	201,038	36,900
4,000	Bristol-Myers Squibb Co.	177,668	207,920
25,000	BTG plc†	266,929	264,479
6,000	Cutera Inc.†	124,851	102,120
1,000	ICU Medical Inc.†	57,679	229,630
4,000	Idorsia Ltd.†	41,180	66,009

See accompanying notes to financial statements.

The Gabelli Global Rising Income and Dividend Fund

Schedule of Investments (Continued) — December 31, 2018

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Health Care (Continued)
1,600	Johnson & Johnson	$182,234	$206,480
2,500	Patterson Cos. Inc.	68,005	49,150
6,000	Pfizer Inc.	150,570	261,900
5,000	Roche Holding AG, ADR	93,345	155,400

		1,363,499	1,579,988

	Hotels and Gaming — 2.8%
7,000	Belmond Ltd., Cl. A†	106,470	175,210
250,000	Mandarin Oriental International Ltd.	408,479	510,000
180,000	The Hongkong & Shanghai Hotels Ltd.	270,882	255,156
120,000	William Hill plc	457,233	237,076
1,500	Wynn Resorts Ltd.	159,493	148,365

		1,402,557	1,325,807

	Machinery — 4.0%
104,000	CNH Industrial NV, Borsa Italiana	994,865	935,153
50,000	CNH Industrial NV, New York	444,471	460,500
1,200	Mueller Water Products Inc., Cl. A	13,587	10,920
2,600	NKT A/S†	81,692	35,490
30,000	Twin Disc Inc.†	648,171	442,500

		2,182,786	1,884,563

	Publishing — 1.3%
38,000	The E.W. Scripps Co., Cl. A	680,679	597,740

	Retail — 1.0%
4,000	Hertz Global Holdings Inc.†	43,791	54,600
500	Ingles Markets Inc., Cl. A	15,760	13,610
8,000	J.C. Penney Co. Inc.†	40,318	8,320
4,000	Macy’s Inc.	82,499	119,120
2,000	Nathan’s Famous Inc.	124,109	132,900
2,200	Walgreens Boots Alliance Inc.	135,948	150,326

		442,425	478,876

	Specialty Chemicals — 1.1%
700	Ashland Global Holdings Inc.	35,829	49,672
3,000	International Flavors & Fragrances Inc.	312,534	402,810
200	The Chemours Co.	1,721	5,644
4,000	Valvoline Inc.	83,077	77,400

		433,161	535,526

	Telecommunications — 6.9%
2,000	CenturyLink Inc.	38,667	30,300
5,000	Cincinnati Bell Inc.†	70,405	38,900
3,000	Deutsche Telekom AG, ADR	53,860	50,940
20,000	Frontier Communications Corp.	162,368	47,600

Shares		Cost	Market Value
6,000	Harris Corp.	$471,378	$807,900
50,000	Koninklijke KPN NV	139,515	146,656
60,000	Pharol SGPS SA, ADR†	30,852	8,400
2,400	Proximus SA	65,242	64,950
130,000	Sistema PJSC FC, GDR	672,709	301,600
90,000	Sprint Corp.†	574,200	523,800
58,000	Telefonica Deutschland Holding AG	317,044	227,138
60,000	VEON Ltd., ADR	242,602	140,400
3,000	Verizon Communications Inc.	144,345	168,660
38,000	Vodafone Group plc, ADR	1,096,592	732,640

		4,079,779	3,289,884

	Wireless Communications — 4.4%
33,000	Millicom International Cellular SA, SDR	2,103,406	2,090,670

	TOTAL COMMON STOCKS	44,229,064	47,143,494

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 0.7%
$ 330,000	U.S. Treasury Bill, 2.378%††, 03/07/19	328,591	328,606

	TOTAL INVESTMENTS — 100.0%	$44,657,655	47,596,685

	Other Assets and Liabilities (Net) — 0.0%		(23,639)

	NET ASSETS — 100.0%		$47,573,046

See accompanying notes to financial statements.

The Gabelli Global Rising Income and Dividend Fund

Schedule of Investments (Continued) — December 31, 2018

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the market value of the Rule 144A security amounted to $124,585 or 0.26% of total net assets.

(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Market Value	Market Value
Europe	44.9%	$21,370,188
United States	36.1	17,202,774
Japan	9.1	4,309,110
Canada	4.4	2,111,062
Asia/Pacific	4.2	1,982,591
Latin America	1.3	620,960

	100.0%	$47,596,685

See accompanying notes to financial statements.

The Gabelli Global Rising Income and Dividend Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments, at value (cost $44,657,655)	$47,596,685
Deposit at brokers	30
Receivable for Fund shares sold	56,902
Receivable from Adviser	10,653
Dividends and interest receivable	121,671
Prepaid expenses	12,520

Total Assets	47,798,461

Liabilities:
Payable to custodian	38,123
Payable for Fund shares redeemed	62,497
Payable for investment advisory fees	41,590
Payable for accounting fees	7,500
Payable for distribution fees	3,427
Payable for legal and audit fees	34,428
Payable for shareholder communications expenses	18,501
Payable for custody expenses	10,903
Other accrued expenses	8,446

Total Liabilities	225,415

Net Assets (applicable to 2,080,908 shares outstanding)	$47,573,046

Net Assets Consist of:
Paid-in capital	$45,005,137
Total distributable earnings(a)	2,567,909

Net Assets	$47,573,046

Shares of Capital Stock, each at $0.001 par value:
Class AAA:

Net Asset Value, offering, and redemption price per share ($4,929,401 ÷ 214,313 shares outstanding; 75,000,000 shares authorized)	$23.00

Class A:
Net Asset Value and redemption price per share ($1,464,670 ÷ 63,577 shares outstanding; 50,000,000 shares authorized)	$23.04

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$24.45

Class C:
Net Asset Value and offering price per share ($2,244,759 ÷ 115,995 shares outstanding; 25,000,000 shares authorized)	$19.35	(b)

Class I:
Net Asset Value, offering, and redemption price per share ($38,934,216 ÷ 1,687,023 shares outstanding; 25,000,000 shares authorized)	$23.08

(a)	Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X and discloses total distributable earnings. See Note 2 for further details.
(b)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Dividends (net of foreign withholding taxes of $71,527)	$1,261,729
Interest	153,750

Total Investment Income	1,415,479

Expenses:
Investment advisory fees	609,606
Distribution fees - Class AAA	15,804
Distribution fees - Class A	3,807
Distribution fees - Class C	28,180
Legal and audit fees	48,944
Registration expenses	48,048
Accounting fees	45,000
Shareholder communications expenses	42,204
Custodian fees.	20,703
Shareholder services fees	20,136
Directors’ fees	17,521
Interest expense	2,632
Miscellaneous expenses	15,013

Total Expenses	917,598

Less:
Expense reimbursements (See Note 3)	(211,071)
Expenses paid indirectly by broker (See Note 6)	(1,757)

Total Reimbursements and Credits	(212,828)

Net Expenses	704,770

Net Investment Income	710,709

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Foreign Currency:
Net realized gain on investments	170,039
Net realized gain on securities sold short	12,618
Net realized loss on foreign currency transactions	(1,789)

Net realized gain/(loss) on investments, securities sold short, and foreign currency transactions	180,868

Net change in unrealized appreciation/depreciation:
on investments	(8,652,206)
on foreign currency translations	(1,128)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(8,653,334)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Foreign Currency	(8,472,466)

Net Decrease in Net Assets Resulting from Operations	$(7,761,757)

See accompanying notes to financial statements.

The Gabelli Global Rising Income and Dividend Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$710,709	$354,017
Net realized gain on investments, securities sold short, and foreign currency transactions	180,868	981,338
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(8,653,334)	9,179,723

Net Increase/(Decrease) in Net Assets Resulting from Operations	(7,761,757)	10,515,078

Distributions to Shareholders:
Accumulated earnings
Class AAA	(80,933)	(96,493)
Class A	(24,198)	(15,648)
Class C	(25,409)	(21,976)
Class I	(963,201)	(1,036,564)

	(1,093,741)	(1,170,681)*

Return of Capital
Class AAA	—	(4,860)
Class A	—	(748)
Class C	—	(2,002)
Class I	—	(36,958)

	—	(44,568)

Total Distributions to Shareholders(a)	(1,093,741)	(1,215,249)

Capital Share Transactions:
Class AAA	(1,815,916)	2,085,925
Class A	542,226	602,574
Class C	574,810	1,245,252
Class I	(13,404,542)	14,154,937

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(14,103,422)	18,088,688

Redemption Fees	—	3

Net Increase/(Decrease) in Net Assets	(22,958,920)	27,388,520
Net Assets:
Beginning of year	70,531,966	43,143,446

End of year	$47,573,046	$70,531,966

(a)	Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X. See Note 2 for further details.
*

For the year ended December 31, 2017, the distributions to shareholders from net investment income were $21,185 (Class AAA), $4,058 (Class A), and $454,847 (Class I) and net realized gain were $75,308 (Class AAA), $11,590 (Class A), $21,976 (Class C), and $581,717 (Class I).

See accompanying notes to financial statements.

The Gabelli Global Rising Income and Dividend Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Return of Capital	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimburse- ment	Operating Expenses Net of Reimburse- ment(c)	Portfolio Turnover Rate
Class AAA
2018	$27.20	$0.16	$(3.98)	$(3.82)	$(0.20)	$(0.18)	—	$(0.38)	—	$23.00	(14.0)%	$4,929	0.60%	1.67%	1.67%(d)	20%
2017	22.80	0.03	4.74	4.77	(0.07)	(0.28)	$(0.02)	(0.37)	$0.00	27.20	20.9	7,672	0.12	1.62	1.62(d)	24
2016	21.85	0.27	0.91	1.18	(0.23)	—	—	(0.23)	—	22.80	5.4	4,598	1.21	1.61	1.61(d)(e)	52
2015	22.01	(0.09)	0.22	0.13	—	(0.29)	—	(0.29)	—	21.85	0.6	7,121	(0.41)	1.75	1.75(d)(f)	167
2014	22.02	0.48	(0.13)	0.35	(0.25)	(0.11)	—	(0.36)	—	22.01	1.6	12,368	2.15	2.11	2.02	63
Class A
2018	$27.26	$0.16	$(3.99)	$(3.83)	$(0.21)	$(0.18)	—	$(0.39)	—	$23.04	(14.0)%	$1,465	0.61%	1.67%	1.67%(d)	20%
2017	22.86	0.05	4.74	4.79	(0.09)	(0.28)	$(0.02)	(0.39)	$0.00	27.26	20.9	1,178	0.18	1.62	1.62(d)	24
2016	21.90	0.25	0.93	1.18	(0.22)	—	—	(0.22)	—	22.86	5.4	480	1.15	1.61	1.61(d)(e)	52
2015	22.10	(0.10)	0.19	0.09	—	(0.29)	—	(0.29)	—	21.90	0.4	694	(0.44)	1.75	1.75(d)(f)	167
2014	22.11	0.36	0.00 (b)	0.36	(0.26)	(0.11)	—	(0.37)	—	22.10	1.6	365	1.60	2.11	2.02	63
Class C
2018	$22.93	$(0.02)	$(3.35)	$(3.37)	$(0.03)	$(0.18)	—	$(0.21)	—	$19.35	(14.7)%	$2,245	(0.09)%	2.42%	2.42%(d)	20%
2017	19.36	(0.14)	4.01	3.87	—	(0.28)	$(0.02)	(0.30)	$0.00	22.93	20.0	2,127	(0.62)	2.37	2.37(d)	24
2016	18.61	0.06	0.80	0.86	(0.11)	—	—	(0.11)	—	19.36	4.6	721	0.31	2.36	2.36(d)(e)	52
2015	18.97	(0.24)	0.17	(0.07)	—	(0.29)	—	(0.29)	—	18.61	(0.4)	595	(1.26)	2.50	2.20(d)(f)	167
2014	19.14	(0.06)	0.24	0.18	(0.24)	(0.11)	—	(0.35)	—	18.97	0.9	155	(0.29)	2.86	2.77	63
Class I
2018	$27.35	$0.35	$(4.04)	$(3.69)	$(0.40)	$(0.18)	—	$(0.58)	—	$23.08	(13.4)%	$38,934	1.32%	1.42%	1.00%(d)(g)	20%
2017	22.89	0.19	4.78	4.97	(0.21)	(0.28)	$(0.02)	(0.51)	$0.00	27.35	21.7	59,555	0.74	1.37	1.00(d)(g)	24
2016	21.94	0.31	0.95	1.26	(0.31)	—	—	(0.31)	—	22.89	5.8	37,344	1.39	1.36	1.27(d)(e)(g)	52
2015	22.13	(0.04)	0.17	0.13	(0.03)	(0.29)	—	(0.32)	—	21.94	0.6	36,371	(0.19)	1.50	1.50(d)(f)	167
2014	22.13	0.19	0.23	0.42	(0.31)	(0.11)	—	(0.42)	—	22.13	1.9	27,398	0.87	1.86	1.77	63

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund incurred interest expense during the year ended December 31, 2014. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.00% (Class AAA and Class A), 2.76% (Class C), and 1.76% (Class I). For the years ended December 31, 2018, 2017, 2016, and 2015, the effect of the interest expense was minimal.

(d)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. During the years ended December 31, 2018, 2017 and 2016, there was no impact to the expenses ratio. For the year ended December 31, 2015, if credits had not been incurred, the ratios of operating expenses to average net assets would have been 1.76% (Class AAA and Class A), 2.51% (Class C), and 1.51% (Class I).

(e)

During the year ended December 31, 2016, the Fund received reimbursements of custody expenses paid in prior years. Had such reimbursement (allocated by relative net asset values of the Fund’s share classes) been included in this period, the expense ratios would have been 1.46% (Class AAA), 1.44% (Class A), 2.20% (Class C), and 1.10% (Class I). (f) Under an expense deferral agreement with the Adviser, the Adviser recovered from the Fund $62,315 for the year ended December 31, 2015, representing previously reimbursed expenses from the Adviser. Had such payment not been made, the expense ratio would have been 1.61% (Class AAA and Class A), 2.36% (Class C), and 1.36% (Class I). (g) Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed certain Class I expenses to the Fund of $211,071, $175,468, and $36,018 for the years ended December 31, 2018, 2017, and 2016, respectively.

See accompanying notes to financial statements.

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements

1. Organization. The Gabelli Global Rising Income and Dividend Fund, a series of GAMCO Global Series Funds, Inc. (the Corporation), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and one of five separately managed portfolios (collectively, the Portfolios) of the Corporation. The Fund’s primary objective is to obtain a high level of total return through a combination of income and capital appreciation. The Fund commenced investment operations on February 3, 1994.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. The SEC recently adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Fund’s financial statements for the year ended December 31, 2018. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals under ASU 2018-13. Management has early adopted the removals set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Such debt obligations are valued through prices provided by a pricing service approved by the Board. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) at the time when net asset values of the Fund are determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/18
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Utilities	$ 2,045,903	—	$ 0	$ 2,045,903
Other Industries (a)	45,097,591	—	—	45,097,591
Total Common Stocks	47,143,494	—	—	47,143,494
Convertible Corporate Bonds (a)	—	$124,585	—	124,585
U.S. Government Obligations	—	328,606	—	328,606
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$47,143,494	$453,191	$ 0	$47,596,685

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have any transfers into or out of Level 3 during the year ended December 31, 2018. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts, if any, are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2018, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. As of December 31, 2018, the Fund held no forward foreign exchange contracts.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At December 31, 2018, there were no short sales outstanding.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of December 31, 2018, if any, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to reversals of mark-to-market relating to investments considered no longer to be passive foreign investments, reclasses of realized foreign currency and redesignation of dividends paid. These reclassifications have no impact on the NAV of the Fund.

The tax character of distributions paid during the years ended December 31, 2018 and 2017 were as follows:

	Year Ended December 31, 2018	Year Ended December 31, 2017
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$718,621	$922,020
Net long term capital gains	375,120	248,661
Return of Capital	—	44,568

Total distributions paid	$1,093,741	$1,215,249

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2018, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed long term capital gains	$14,527
Net unrealized appreciation on investments and foreign currency translations	2,553,382

Total	$2,567,909

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

At December 31, 2018, the temporary differences between book basis and tax basis unrealized appreciation were primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments in passive foreign investment companies.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2018:

	Cost/ (Proceeds)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$45,042,930	$8,527,932	$(5,974,177)	$2,553,755

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. As of December 31, 2018, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least April 30, 2020, at no more than 2.00%, 2.00%, 2.75%, and 1.00% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I Shares, respectively. The agreement is renewable annually. For the year ended December 31, 2018, the Adviser reimbursed certain Class I expenses in the amount of $211,071. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed the foregoing expense limitations of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I Shares. At December 31, 2018, the cumulative amount which the Class I Shares may repay the Adviser, subject to the terms above, is $386,539:

For the year ended December 31, 2017, expiring December 31, 2019	$175,468
For the year ended December 31, 2018, expiring December 31, 2020	211,071

$386,539

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee of $3,000, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2018, other than short term securities and U.S. Government obligations, aggregated $11,723,553 and $10,857,450, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2018, the Fund paid brokerage commissions on security trades of $7,125 to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $5,586 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,757.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2018, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

7. Line of Credit. The Fund participates in an unsecured line of credit which expires on March 6, 2019 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day ICE LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. During the year ended December 31, 2018, there were no borrowings under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2018 was $56,770, with a weighted average interest rate of 3.37%. The maximum amount borrowed at any time during the year ended December 31, 2018 was $1,816,000.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2018 and 2017, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	17,059	$459,298	95,643	$2,480,225
Shares issued upon reinvestment of distributions	3,432	77,851	3,606	97,910
Shares redeemed	(88,188)	(2,353,065)	(18,890)	(492,210)

Net increase/(decrease)	(67,697)	$(1,815,916)	80,359	$2,085,925

Class A
Shares sold	43,934	$1,173,482	31,272	$836,369
Shares issued upon reinvestment of distributions	1,015	23,051	554	15,065
Shares redeemed	(24,574)	(654,307)	(9,621)	(248,860)

Net increase	20,375	$542,226	22,205	$602,574

Class C
Shares sold	58,420	$1,332,127	73,832	$1,646,473
Shares issued upon reinvestment of distributions	1,314	25,079	1,028	23,527
Shares redeemed	(36,509)	(782,396)	(19,350)	(424,748)

Net increase	23,225	$574,810	55,510	$1,245,252

Class I
Shares sold	251,351	$6,807,172	682,988	$17,585,070
Shares issued upon reinvestment of distributions	42,320	963,201	39,338	1,073,522
Shares redeemed	(784,393)	(21,174,915)	(175,822)	(4,503,655)

Net increase/(decrease)	(490,722)	$(13,404,542)	546,504	$14,154,937

9. Significant Shareholder. As of December 31, 2018, approximately 74.2% of the Fund was beneficially owned by the Adviser and its affiliates, including managed accounts for which the affiliates of the Adviser have voting control but disclaim pecuniary interest.

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Global Rising Income and Dividend Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of

The Gabelli Global Rising Income and Dividend Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Global Rising Income and Dividend Fund (the “Fund”) (one of the funds constituting GAMCO Global Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting GAMCO Global Series Funds, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

February 28, 2019

The Gabelli Global Rising Income and Dividend Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

During the six months ended December 31, 2018, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the Independent Board Members) who are not interested persons of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the Fund’s portfolio managers, the scope of supervisory, administrative, shareholder and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service and reputation of the Fund’s portfolio managers.

Investment Performance. The Independent Board Members reviewed the short, medium, and long term performance of the Fund (as of September 30, 2018) against a peer group of seven other comparable funds prepared by the Adviser (the Adviser Peer Group), and against a peer group prepared by Broadridge (the Broadridge Performance Peer Group) consisting of all retail and institutional global equity income funds, regardless of asset size or primary channel of distribution, as represented by the Lipper Global Equity Income Fund Index. The Independent Board Members noted that the Fund’s performance was in the fourth (lowest) quartile for the one and ten year periods, and the third quartile for the three and five year periods, as measured against the Adviser Peer Group. Against the Broadridge Performance Peer Group, the Independent Board Members noted that the Fund’s performance was in the first quintile for the one year period and the fifth quintile for the three and five year periods. The Independent Board Members discussed the peer groups in relation to the Fund’s shift in strategy several years ago, and also noted the resulting limited utility of the five year peer performance comparison.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with a pro rata administrative overhead charge and with a stand alone administrative charge. The Independent Board Members also noted that a portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that another affiliated broker of the Adviser received distribution fees and minor amounts of sales commissions.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure, the relationship of those elements to potential economies of scale and reviewed data provided by the Adviser.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses and total expenses of the Fund to similar expense ratios of the Adviser Peer Group and a peer group of nine other global equity income funds selected by Broadridge (the Broadridge Expense Peer Group), and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Board Members noted that the Fund’s total expense ratio was the highest in the Adviser Peer Group and second highest in the Broadridge Expense Peer Group and that, although the Fund’s size was significantly lower than the average of the Adviser Peer Group, the Fund’s size was only slightly lower than the average of the Broadridge Expense Peer Group. The Independent

The Gabelli Global Rising Income and Dividend Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

Board Members also noted that the advisory fee structure was the same as that in effect for most of the Gabelli funds. The Independent Board Members were presented with, but did not consider to be material to their decision, various information comparing the advisory fee to the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services and had an acceptable performance record since it had substantially changed its investment focus in 2014. The Independent Board Members also concluded that the Fund’s expense ratios and profitability to the Adviser were reasonable, and that economies of scale were not a significant factor in their thinking at this time. The Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment management agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

The Gabelli Global Rising Income and Dividend Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Rising Income and Dividend Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 76	Since 1993	35	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications)

John D. Gabelli Director Age: 74	Since 1993	12	Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS[5]:

E. Val Cerutti Director Age: 79	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita Director Age: 83	Since 1993	20	President of the law firm of Anthony J. Colavita, P.C.	—

Werner J. Roeder Director Age: 78	Since 1993	23	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris[6] Director Age: 84	Since 1993	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza Director Age: 73	Since 2004	32	President of Zizza & Associates Corp. (private holding company); Chairman of BAM (semiconductor and aerospace manufacturing); President of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

The Gabelli Global Rising Income and Dividend Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 67	Since 1993	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 42	Since 2017	Treasurer of funds within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 60	Since 2006	Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 46	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013

Richard J. Walz Chief Compliance Officer Age: 59	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Mario J. Gabelli and John D. Gabelli, who are brothers, are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]

Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, Gama Capital Opportunities Master Ltd., and GAMCO International SICAV, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser.

THE GABELLI GLOBAL RISING INCOME AND DIVIDEND FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

2018 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2018, the Fund paid to shareholders ordinary income distributions (comprised of net investment income) totaling $0.193, $0.205, $0.027, and $0.395 per share for Class AAA, Class A, Class C, and Class I Shares, respectively, and long term capital gains totaling $375,120, or the maximum allowable. For the year ended December 31, 2018, 72.39% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 10.63% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. Also for the year 2018, the Fund passed through foreign tax credits of $0.029, $0.029, $0.029, and $0.029 per share to Class AAA, Class A, Class C, and Class I Shares, respectively.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2018 which was derived from U.S. Treasury securities was 7.27%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2018. The percentage of U.S. Government securities held as of December 31, 2018 was 0.69%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GAMCO Global Series Funds, Inc.

THE GABELLI GLOBAL RISING INCOME

AND DIVIDEND FUND

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)

f	914-921-5118

e	info@gabelli.com

  GABELLI.com

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS	OFFICERS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

John D. Gabelli

Senior Vice President,

G.research, LLC

Werner J. Roeder

Former Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust

Company

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

DST Asset Manager

Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Global Rising Income and Dividend Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB441Q418AR

The GAMCO Global Growth Fund

Annual Report — December 31, 2018

(Y)our Portfolio Management Team

Caesar M. P. Bryan	Howard F. Ward, CFA	Christopher D. Ward, CFA
Portfolio Manager	Portfolio Manager	Associate Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2018, the net asset value (NAV) per Class I Share of The GAMCO Global Growth Fund decreased 2.4% compared with a decrease of 9.4% for the Morgan Stanley Capital International (MSCI) All Country (AC) World Index. Other classes of shares are available. See page 3 for performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2018.

Performance Discussion (Unaudited)

The Fund’s investment objective is to provide investors with appreciation of capital. Current income is a secondary objective of the Fund.

The Fund’s investment strategy is to invest at least 65% of its total assets in common stocks of companies which the portfolio managers believe are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Global Growth Fund invests primarily in common stocks of foreign and domestic small-capitalization, mid-capitalization, and large-capitalization issuers. As a “global” fund, the Fund invests in securities of issuers, or related investments thereof, located in at least three countries, and at least 40% of the Fund’s total net assets is invested in securities of non-U.S. issuers.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports in paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

This was an eventful year for the market. The exuberant reaction to the passage of the Tax Cuts and Jobs Act resulted in the best January market return in over 20 years. January marked a new high for the S&P 500 of 2872. The remainder of the year can best be summarized as strong corporate earnings and broad U.S. economic strength, a sharp contrast to most major international economies which saw decelerating growth. U.S. GDP growth peaked at 4.2% in the second quarter and followed up with a solid 3.5% in the third quarter. The fourth quarter tracked somewhat weaker. The stronger U.S. economy, relative to other developed economies, and divergent global central bank policies resulted in a steadily increasing U.S. dollar over the course of the year. Despite increasing uncertainty around trade and tariff disputes, the relatively robust economic backdrop in 2018 gave the Federal Reserve cover to raise rates in March, June and September, as expected and with little resistance.

Selected holdings that contributed positively to performance in 2018 were: Microsoft Corp. (5.1% of net assets as of December 31, 2018) is the world’s largest software company and develops software products for computing devices ranging from PCs to servers to its Xbox game console. Microsoft is transitioning to a subscription business with high recurring revenues; Amazon.com Inc. (3.8%) launched in 1995 as an online book retailer and has evolved into a dominant e-commerce platform and public cloud provider. Amazon is benefitting from the secular trend of e-commerce and the transition from on premise to public cloud data centers; and Adobe Systems Inc. (3.3%) is the global leader in digital marketing and digital media solutions. Adobe’s switch from a software sales licensing model to a monthly subscription based model for Adobe Creative Cloud (CC) has paid off as over 90% of recurring revenue comes from subscriptions.

Some of our weaker performing holdings during the year were: Accenture plc, Cl. A (2.3%), a global professional services company providing a range of strategy, consulting, digital, technology, and operations services and solutions. Broad market sell offs and currency exchange rates lowered the stock price; Aon plc. (1.9%), a leading global professional services firm providing a broad range of risk, retirement and health solutions. Aon’s Median Solvency Ratio (a measure of the financial health of defined benefit plan by comparing total assets to total pension liabilities) declined sharply in the fourth quarter; and Adyen NV. (1.7%), a global payment company that allows businesses to accept e-commerce, mobile, and point of sale payments. The stock has recently pared its gains post IPO.

Thank you for your investment in The GAMCO Global Growth Fund.

We appreciate your confidence and trust.

2

Comparative Results

	Average Annual Returns through December 31, 2018 (a) (Unaudited)				Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(2/7/94)
Class I (GGGIX)	(2.37)%	6.04%	12.44%	7.55%	8.75%
Class AAA (GICPX)	(2.80)	5.43	11.96	7.23	8.54
MSCI AC World Index	(9.42)	4.26	9.46	6.19	7.33(b)
Lipper Global Large-Cap Growth Fund Classification	(6.23)	4.91	10.26	7.08	7.01
Class A (GGGAX)	(2.80)	5.43	11.96	7.23	8.55
With sales charge (c)	(8.39)	4.19	11.30	6.80	8.29
Class C (GGGCX)	(3.50)	4.64	11.12	6.42	7.94
With contingent deferred sales charge (d)	(4.46)	4.64	11.12	6.42	7.94

In the current prospectuses dated April 30, 2018, as amended effective June 1, 2018, the gross expense ratios for Class AAA, A, C, and I Shares are 1.67%, 1.67%, 2.42%, and 1.42%, respectively, and the net expense ratios for these share classes after contractual reimbursements by Gabelli Funds, LLC, (the Adviser) are 1.25%, 1.25%, 2.00%, and 1.00%, respectively. See page 9 for the expense ratios for the year ended December 31, 2018. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had the Adviser not reimbursed certain expenses. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on March 2, 2000, March 12, 2000, and January 11, 2008, respectively. The actual performance of the Class A and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of Class I Shares would have been higher due to lower expenses related to this class of shares. The MSCI AC World Index is an unmanaged market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The Lipper Global Large-Cap Growth Fund Classification reflects the performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	The MSCI AC World Index since inception performance is a blend of Gross Performance excluding applicable taxes and Net Performance. This benchmark’s Net Performance began on December 29, 2000.

(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(d)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GAMCO GLOBAL GROWTH FUND (CLASS AAA SHARES), MSCI AC WORLD INDEX, AND

LIPPER GLOBAL LARGE-CAP GROWTH FUND CLASSIFICATION (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3

The GAMCO Global Growth Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2018 through December 31, 2018	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2018.

	Beginning Account Value 07/01/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period*
The GAMCO Global Growth Fund
Actual Fund Return
Class AAA	$1,000.00	$ 903.40	1.25%	$ 6.00
Class A	$1,000.00	$ 903.30	1.25%	$ 6.00
Class C	$1,000.00	$ 900.20	2.00%	$ 9.58
Class I	$1,000.00	$ 904.70	1.00%	$ 4.80
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.90	1.25%	$ 6.36
Class A	$1,000.00	$1,018.90	1.25%	$ 6.36
Class C	$1,000.00	$1,015.12	2.00%	$10.16
Class I	$1,000.00	$1,020.16	1.00%	$ 5.09

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

4

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2018:

The GAMCO Global Growth Fund

Information Technology	39.4%
Consumer Discretionary	21.5%
Health Care	18.6%
Consumer Staples	8.7%
Financials	6.9%
Industrials	2.3%

Real Estate	1.3%
Materials	1.2%
Other Assets and Liabilities (Net)	0.1%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

5

The GAMCO Global Growth Fund

Schedule of Investments — December 31, 2018

Shares		Cost	Market Value
	COMMON STOCKS — 99.9%
	INFORMATION TECHNOLOGY — 39.4%
13,900	Accenture plc, Cl. A	$2,327,967	$1,960,039
12,400	Adobe Inc.†	900,724	2,805,376
2,680	Adyen NV†	1,775,779	1,447,843
6,100	Alibaba Group Holding Ltd., ADR†	624,691	836,127
810	Alphabet Inc., Cl. A†	238,018	846,418
3,351	Alphabet Inc., Cl. C†	2,547,984	3,470,329
11,210	Apple Inc.	870,578	1,768,265
5,100	Autodesk Inc.†	667,492	655,911
5,200	Facebook Inc., Cl. A†	379,643	681,668
10,000	Fiserv Inc.†	510,859	734,900
3,700	IAC/InterActiveCorp.†	561,808	677,248
7,100	Keyence Corp.	1,271,544	3,588,666
8,600	Mastercard Inc., Cl. A	124,678	1,622,390
43,000	Microsoft Corp.	1,888,936	4,367,510
3,800	NVIDIA Corp.	795,734	507,300
4,500	Palo Alto Networks Inc.†	721,066	847,575
14,800	PayPal Holdings Inc.†	1,066,142	1,244,532
8,100	ServiceNow Inc.†	1,427,355	1,442,205
9,100	Tableau Software Inc., Cl. A†	793,546	1,092,000
22,200	Tencent Holdings Ltd.	426,798	889,784
17,000	Visa Inc., Cl. A	301,339	2,242,980

	TOTAL INFORMATION TECHNOLOGY	20,222,681	33,729,066

	CONSUMER DISCRETIONARY — 21.5%
14,400	adidas AG	3,223,592	3,009,445
2,170	Amazon.com Inc.†	1,518,438	3,259,275
2,000	Christian Dior SE	290,698	765,287
3,114	Cie Financiere Richemont SA	172,841	200,814
4,720	Kering SA	2,334,190	2,211,173
10,800	Lululemon Athletica Inc.†	1,425,477	1,313,388
8,800	LVMH Moet Hennessy Louis Vuitton SE	1,644,298	2,576,431
6,700	Netflix Inc.†	1,898,442	1,793,322
13,700	NIKE Inc., Cl. B	641,973	1,015,718
21,600	Sony Corp., ADR	1,140,344	1,042,848
5,100	The Home Depot Inc.	430,868	876,282
3,300	The Walt Disney Co.	364,226	361,845

	TOTAL CONSUMER DISCRETIONARY	15,085,387	18,425,828

	HEALTH CARE — 18.6%
12,700	Abbott Laboratories	696,137	918,591
5,400	Becton, Dickinson and Co.	727,612	1,216,728
5,900	Danaher Corp.	389,624	608,408
6,200	Edwards Lifesciences Corp.†	765,570	949,654
10,379	EssilorLuxottica SA	1,329,811	1,315,622
6,000	Humana Inc.	1,460,010	1,718,880
6,800	Illumina Inc.†	1,714,513	2,039,524
1,760	Intuitive Surgical Inc.†	897,998	842,899
6,300	Thermo Fisher Scientific Inc.	1,124,757	1,409,877

Shares		Cost	Market Value
12,600	UnitedHealth Group Inc.	$1,954,581	$3,138,912
20,600	Zoetis Inc.	1,148,478	1,762,124

	TOTAL HEALTH CARE	12,209,091	15,921,219

	CONSUMER STAPLES — 8.7%
2,400	Costco Wholesale Corp.	155,909	488,904
80,000	Davide Campari-Milano SpA	129,297	677,472
13,700	L’Oreal SA	2,610,869	3,134,897
23,900	Nestlé SA	1,907,733	1,939,791
5,156	Pernod Ricard SA	497,413	846,207
9,900	Unicharm Corp.	187,592	320,185

	TOTAL CONSUMER STAPLES	5,488,813	7,407,456

	FINANCIALS — 6.9%
11,300	Aon plc	1,863,992	1,642,568
10,500	HDFC Bank Ltd., ADR	751,169	1,087,695
44,200	IHS Markit Ltd.†	2,385,757	2,120,274
4,500	JPMorgan Chase & Co.	154,776	439,290
19,300	Schroders plc	345,422	601,076

	TOTAL FINANCIALS	5,501,116	5,890,903

	INDUSTRIALS — 2.3%
27,500	Jardine Matheson Holdings Ltd.	1,334,238	1,914,791

	REAL ESTATE — 1.3%
7,200	American Tower Corp., REIT	878,167	1,138,968

	MATERIALS — 1.2%
2,670	The Sherwin-Williams Co.	595,939	1,050,538

	TOTAL COMMON STOCKS	61,315,432	85,478,769

	TOTAL INVESTMENTS — 99.9%	$61,315,432	85,478,769

	Other Assets and Liabilities (Net) — 0.1%		92,224

	NET ASSETS — 100.0%		$85,570,993

†	Non-income producing security.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

Geographic Diversification	%of Market Value	Market Value
United States	58.6%	$50,036,347
Europe	28.6	24,448,939
Japan	5.8	4,951,699
Asia/Pacific	5.5	4,728,396
Canada	1.5	1,313,388

	100.0%	$85,478,769

See accompanying notes to financial statements.

6

The GAMCO Global Growth Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments, at value (cost $61,315,432)	$85,478,769
Cash	54,052
Receivable for Fund shares sold	159,628
Receivable from Adviser	32,310
Dividends receivable	96,544
Prepaid expenses	15,309

Total Assets	85,836,612

Liabilities:
Payable for Fund shares redeemed	55,343
Payable for investment advisory fees	74,693
Payable for distribution fees	17,942
Payable for accounting fees	7,500
Payable for legal and audit fees	47,028
Payable for shareholder communications expenses	20,454
Payable for shareholder services fees	15,365
Other accrued expenses.	27,294

Total Liabilities	265,619

Net Assets (applicable to 2,862,414 shares outstanding)	$85,570,993

Net Assets Consist of:
Paid-in capital	$61,312,202
Total distributable earnings(a)	24,258,791

Net Assets	$85,570,993

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($71,877,647 ÷ 2,400,679 shares outstanding; 75,000,000 shares authorized)	$29.94
Class A:
Net Asset Value and redemption price per share ($3,860,712 ÷ 128,982 shares outstanding; 50,000,000 shares authorized)	$29.93
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$31.76
Class C:
Net Asset Value and offering price per share ($1,560,730 ÷ 61,988 shares outstanding; 25,000,000 shares authorized)	$25.18	(b)
Class I:
Net Asset Value, offering, and redemption price per share ($8,271,904 ÷ 270,765 shares outstanding; 25,000,000 shares authorized)	$30.55

(a)	Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X and discloses total distributable earnings. See Note 2 for further details.
(b)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Dividends (net of foreign withholding taxes of $103,359)	$1,201,089
Interest	8,252

Total Investment Income	1,209,341

Expenses:
Investment advisory fees	951,255
Distribution fees - Class AAA	199,912
Distribution fees - Class A	10,576
Distribution fees - Class C	15,095
Shareholder services fees	86,363
Legal and audit fees	71,678
Shareholder communications expenses	56,853
Registration expenses	50,002
Accounting fees	45,000
Directors’ fees	26,945
Custodian fees	25,694
Interest expense	770
Miscellaneous expenses	43,130

Total Expenses	1,583,273

Less:
Expenses paid indirectly by broker (See Note 6)	(1,922)
Expense reimbursements (See Note 3)	(261,050)

Total Credits and Reimbursements	(262,972)

Net Expenses	1,320,301

Net Investment Loss	(110,960)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	6,717,755
Net realized loss on foreign currency transactions	(5,322)

Net realized gain on investments and foreign currency transactions	6,712,433

Net change in unrealized appreciation/depreciation:
on investments	(9,342,335)
on foreign currency translations	(1,412)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(9,343,747)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(2,631,314)

Net Decrease in Net Assets Resulting from Operations	$(2,742,274)

See accompanying notes to financial statements.

7

The GAMCO Global Growth Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment loss	$(110,960)	$(321,947)
Net realized gain on investments and foreign currency transactions	6,712,433	2,800,014
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(9,343,747)	17,840,458

Net Increase/(Decrease) in Net Assets Resulting from Operations	(2,742,274)	20,318,525

Distributions to Shareholders:
Accumulated earnings
Class AAA	(5,615,445)	(2,380,131)
Class A	(300,099)	(111,791)
Class C	(145,703)	(52,550)
Class I	(621,946)	(170,813)

	(6,683,193)	(2,715,285)*

Return of capital
Class AAA	—	(8,896)
Class A	—	(418)
Class C	—	(196)
Class I	—	(638)

	—	(10,148)

Total Distributions to Shareholders(a)	(6,683,193)	(2,725,433)

Capital Share Transactions:
Class AAA	1,610,344	(2,418,247)
Class A	642,296	(201,553)
Class C	301,162	11,902
Class I	3,815,923	1,717,886

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	6,369,725	(890,012)

Redemption Fees	6	4

Net Increase/(Decrease) in Net Assets	(3,055,736)	16,703,084
Net Assets:
Beginning of year	88,626,729	71,923,645

End of year	$85,570,993	$88,626,729

(a)	Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X. See Note 2 for further details.
*	For the year ended December 31, 2017, the distributions to shareholders from net realized gain were $2,380,131 (Class AAA), $111,791 (Class A), $52,550 (Class C), and $170,813 (Class I).

See accompanying notes to financial statements.

8

The GAMCO Global Growth Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Return of Capital	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimbursement	Operating Expenses Net of Reimbursement		Portfolio Turnover Rate
Class AAA
2018	$33.42	$(0.05)	$(0.91)	$(0.96)	—	$(2.52)	—	$(2.52)	$0.00	$29.94	(2.8)%	$71,877	(0.14)%	1.68%	1.42	%(c)(d)	58%
2017	26.72	(0.13)	7.89	7.76	—	(1.05)	$(0.01)	(1.06)	0.00	33.42	29.0	77,829	(0.42)	1.67	1.67	(c)	43
2016	28.27	0.12	0.22	0.34	$(0.13)	(1.76)	—	(1.89)	—	26.72	1.2	64,574	0.44	1.72	1.72	(c)(e)	63
2015	30.23	(0.03)	(0.31)	(0.34)	(0.02)	(1.60)	—	(1.62)	0.00	28.27	(1.2)	72,882	(0.10)	1.68	1.68	(c)	53
2014	31.12	0.15	1.09	1.24	(0.12)	(2.01)	—	(2.13)	0.00	30.23	3.9	78,140	0.48	1.72	1.72		29
Class A
2018	$33.41	$(0.05)	$(0.91)	$(0.96)	—	$(2.52)	—	$(2.52)	$0.00	$29.93	(2.8)%	$3,861	(0.14)%	1.68%	1.41	%(c)(d)	58%
2017	26.72	(0.13)	7.88	7.75	—	(1.05)	$(0.01)	(1.06)	0.00	33.41	29.0	3,652	(0.43)	1.67	1.67	(c)	43
2016	28.26	0.12	0.23	0.35	$(0.14)	(1.75)	—	(1.89)	—	26.72	1.3	3,143	0.44	1.72	1.72	(c)(e)	63
2015	30.22	(0.03)	(0.32)	(0.35)	(0.01)	(1.60)	—	(1.61)	0.00	28.26	(1.2)	3,580	(0.08)	1.68	1.68	(c)	53
2014	31.13	0.13	1.11	1.24	(0.14)	(2.01)	—	(2.15)	0.00	30.22	3.9	3,725	0.40	1.72	1.72		29
Class C
2018	$28.73	$(0.28)	$(0.75)	$(1.03)	—	$(2.52)	—	$(2.52)	$0.00	$25.18	(3.5)%	$1,561	(0.93)%	2.43%	2.15	%(c)(d)	58%
2017	23.26	(0.32)	6.85	6.53	—	(1.05)	$(0.01)	(1.06)	0.00	28.73	28.0	1,479	(1.19)	2.42	2.42	(c)	43
2016	24.91	(0.07)	0.18	0.11	—	(1.76)	—	(1.76)	—	23.26	0.4	1,232	(0.30)	2.47	2.47	(c)(e)	63
2015	27.01	(0.23)	(0.27)	(0.50)	—	(1.60)	—	(1.60)	0.00	24.91	(1.9)	1,891	(0.86)	2.43	2.43	(c)	53
2014	28.12	(0.11)	1.01	0.90	—	(2.01)	—	(2.01)	0.00	27.01	3.1	1,609	(0.37)	2.47	2.47		29
Class I
2018	$33.90	$0.09	$(0.92)	$(0.83)	—	$(2.52)	—	$(2.52)	$0.00	$30.55	(2.4)%	$8,272	0.26%	1.43%	1.00	%(c)(d)	58%
2017	26.92	0.07	7.97	8.04	—	(1.05)	$(0.01)	(1.06)	0.00	33.90	29.8	5,667	0.24	1.42	1.00	(c)(d)	43
2016	28.47	0.33	0.23	0.56	$(0.35)	(1.76)	—	(2.11)	—	26.92	2.0	2,975	1.18	1.47	1.00	(c)(d)(e)	63
2015	30.42	0.17	(0.30)	(0.13)	(0.22)	(1.60)	—	(1.82)	0.00	28.47	(0.5)	3,102	0.54	1.43	1.00	(c)(d)	53
2014	31.30	0.27	1.11	1.38	(0.25)	(2.01)	—	(2.26)	0.00	30.42	4.3	2,318	0.85	1.47	1.28	(d)	29

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method. (b) Amount represents less than $0.005 per share.
(c)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2018, 2017, 2016, and 2015, there was no impact on the expense ratios.

(d)

Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed expenses of $261,050 for the year ended December 31, 2018 and certain Class I expenses to the Fund of $19,466, $14,648, $12,486, and $3,489 for the years ended December 31, 2017, 2016, 2015, and 2014, respectively.

(e)

During the year ended December 31, 2016, the Fund received reimbursements of custody expenses paid in prior years. Had such reimbursement (allocated by relative net asset values of the Fund’s share classes) been included in that period, the expense ratios would have been 1.20% (Class AAA) , 1.21% (Class A), 1.96% (Class C), and 0.47% (Class I).

See accompanying notes to financial statements.

9

The GAMCO Global Growth Fund

Notes to Financial Statements

1.     Organization. The GAMCO Global Growth Fund, a series of GAMCO Global Series Funds, Inc. (the Corporation), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and one of five separately managed portfolios (collectively, the Portfolios) of the Corporation. The Fund’s primary objective is capital appreciation. The Fund commenced investment operations on February 7, 1994.

2.     Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. The SEC recently adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Fund’s financial statements for the year ended December 31, 2018. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals under ASU 2018-13. Management has early adopted the removals set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the

10

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Such debt obligations are valued through prices provided by a pricing service approved by the Board. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) at the time when net asset values of the Fund are determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The closing price is adjusted from the local close, therefore, such securities are classified as Level 2 in the

11

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

fair value hierarchy presented below. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Total Market Value
	Quoted Prices	Observable Inputs	at 12/31/18
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Consumer Discretionary	$9,662,678	$8,763,150	$18,425,828
Consumer Staples	488,904	6,918,552	7,407,456
Financials	5,289,827	601,076	5,890,903
Health Care	14,605,597	1,315,622	15,921,219
Industrials	—	1,914,791	1,914,791
Information Technology	27,802,773	5,926,293	33,729,066
Other Industries (a)	2,189,506	—	2,189,506
Total Common Stocks	60,039,285	25,439,484	85,478,769
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$60,039,285	$25,439,484	$85,478,769

(a)   Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange

12

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature.

13

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to net operating losses. These reclassifications have no impact on the NAV of the Fund. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2018, reclassifications were made to decrease paid-in capital by $116,318, with an offsetting adjustment to total distributable earnings.

The tax character of distributions paid during the years ended December 31, 2018 and 2017 was as follows:

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
Distributions paid from:
Net long term capital gains	$6,683,193	$2,715,285
Return of capital	—	10,148

Total distributions paid	$6,683,193	$2,725,433

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2018, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$24,258,791

Total	$24,258,791

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

At December 31, 2018, the temporary differences between book basis and tax basis net unrealized appreciation on investments were due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments no longer considered a passive foreign investment company and basis adjustments for litigation gains.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2018:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$61,219,049	$26,718,365	$(2,458,645)	$24,259,720

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2018, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2018, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for

14

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse expenses of Class I Shares to the extent necessary to maintain the total operating expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least April 30, 2020 at no more than 1.00% of the value of its average daily net assets. Effective June 1, 2018, the Adviser amended its contractual agreement with respect to Class AAA, A, and C shares to waive its investment advisory fees and/or to reimburse expenses to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least April 30, 2020, at no more than 1.25%, 1.25%, and 2.00% of the value of the Fund’s average daily net assets for Class AAA, Class A, and Class C, respectively. This arrangement is in effect through April 30, 2020. For the year ended December 31, 2018, the Adviser reimbursed the Fund in the amount of $261,050. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed the foregoing expense limitations of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I Shares. The agreement is renewable annually. At December 31, 2018, the cumulative amount which the Fund may repay the Adviser, subject to the terms above, is $280,516:

For the year ended December 31, 2017, expiring December 31, 2019	$19,466
For the year ended December 31, 2018, expiring December 31, 2020	261,050

$280,516

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee of $3,000, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

15

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2018, other than short term securities and U.S. Government obligations, aggregated $54,908,890 and $55,232,701, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2018, the Fund paid brokerage commissions on security trades of $60 to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $4,878 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,922.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2018, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

7. Line of Credit. The Fund participates in an unsecured line of credit which expires on March 6, 2019 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day ICE LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2018, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2018 was $29,584, with a weighted average interest rate of 3.57%. The maximum amount borrowed at any time during the year ended December 31, 2018 was $2,017,000.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2018 and 2017, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

16

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	136,173	$4,880,317	64,253	$2,025,875
Shares issued upon reinvestment of distributions	181,172	5,369,927	68,510	2,294,414
Shares redeemed	(245,663)	(8,639,900)	(220,273)	(6,738,536)

Net increase/(decrease)	71,682	$1,610,344	(87,510)	$(2,418,247)

Class A
Shares sold	34,268	$1,224,568	19,835	$647,298
Shares issued upon reinvestment of distributions	9,919	293,888	3,257	109,034
Shares redeemed	(24,503)	(876,160)	(31,457)	(957,885)

Net increase/(decrease)	19,684	$642,296	(8,365)	$(201,553)

Class C
Shares sold	27,281	$823,174	13,126	$377,266
Shares issued upon reinvestment of distributions	5,166	128,791	1,563	45,008
Shares redeemed	(21,924)	(650,803)	(16,162)	(410,372)

Net increase/(decrease)	10,523	$301,162	(1,473)	$11,902

Class I
Shares sold	187,265	$6,867,629	105,822	$3,127,493
Shares issued upon reinvestment of distributions	19,945	603,136	4,652	158,034
Shares redeemed	(103,621)	(3,654,842)	(53,821)	(1,567,641)

Net increase	103,589	$3,815,923	56,653	$1,717,886

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

17

The GAMCO Global Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of

The GAMCO Global Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The GAMCO Global Growth Fund (the “Fund”) (one of the funds constituting GAMCO Global Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting GAMCO Global Series Funds, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

February 28, 2019

18

The GAMCO Global Growth Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

During the six months ended December 31, 2018, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the Independent Board Members) who are not interested persons of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the Fund’s portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the Fund’s portfolio managers.

Investment Performance.The Independent Board Members reviewed the short, medium, and long term performance of the Fund (as of September 30, 2018) against a peer group of seven other comparable funds prepared by the Adviser (the Adviser Peer Group), and against a peer group prepared by Broadridge (the Broadridge Performance Peer Group) consisting of all retail and institutional global large cap growth funds, regardless of asset size or primary channel of distribution, as represented by the Lipper Global Large-Cap Growth Index. The Independent Board Members noted that the Fund’s performance was in the first (highest) quartile for the one, three, and five year periods, as measured against the Adviser Peer Group. Against the Broadridge Performance Peer Group, the Independent Board Members noted that the Fund’s performance was in the fifth quintile for the one year period, the second quintile for the three year period, and the first quintile for the five year period.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with a pro rata administrative overhead charge and with a stand alone administrative charge. The Independent Board Members also noted that a portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that another affiliated broker of the Adviser received distribution fees and minor amounts of sales commissions.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure, the relationship of those elements to potential economies of scale and reviewed data provided by the Adviser.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the Adviser Peer Group and a peer group of seven other global large cap growth funds selected by Broadridge, and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Independent Board Members noted that the Fund’s total expense ratio was the highest of both peer groups, but that the Fund’s size was below average within each peer group. The Independent Board Members also noted that the advisory fee structure was the same as that in effect for most of the Gabelli funds. The Independent Board Members were presented with, but did not consider to be material to their decision, various information comparing the advisory fee with the fee for other types of accounts managed by the Adviser.

19

The GAMCO Global Growth Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services and good ancillary services and an acceptable performance record. The Independent Board Members also concluded that the Fund’s expense ratios and the profitability to the Adviser of managing the Fund were reasonable, and that economies of scale were not a significant factor in their thinking at this time. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment management agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

20

The GAMCO Global Growth Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The GAMCO Global Growth Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 76	Since 1993	35	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications)

John D. Gabelli Director Age: 74	Since 1993	12	Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS[5]:

E. Val Cerutti Director Age: 79	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita Director Age: 83	Since 1993	20	President of the law firm of Anthony J. Colavita, P.C.	—

Werner J. Roeder Director Age: 78	Since 1993	23	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris[6] Director Age: 84	Since 1993	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza Director Age: 73	Since 2004	32	President of Zizza & Associates Corp. (private holding company); Chairman of BAM (semiconductor and aerospace manufacturing); President of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Chairman of Trans- Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

21

The GAMCO Global Growth Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 67	Since 1993	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 42	Since 2017	Treasurer of funds within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 60	Since 2006	Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 46	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013

Richard J. Walz Chief Compliance Officer Age: 59	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013

1 Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Mario J. Gabelli and John D. Gabelli, who are brothers, are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]

Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, Gama Capital Opportunities Master Ltd., and GAMCO International SICAV, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser.

22

THE GAMCO GLOBAL GROWTH FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

Howard F. Ward, CFA, joined Gabelli Funds in 1995 and currently serves as GAMCO’s Chief Investment Officer of Growth Equities as well as a Gabelli Funds, LLC portfolio manager for several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Ward served as Managing Director and Lead Portfolio Manager for several Scudder mutual funds. He also was an Investment Officer in the Institutional Investment Department with Brown Brothers, Harriman & Co. Mr. Ward received his BA in Economics from Northwestern University.

Christopher D. Ward, CFA, joined the GAMCO Growth Team in 2015 as Vice President and Research Analyst. Prior to joining Gabelli Funds, Mr. Ward spent five years at Morgan Stanley Private Wealth Management where he served as Director of Business Strategy for The Apollo Group. Before joining Morgan Stanley, he was with the GFI Group, Inc., a wholesale institutional brokerage firm. Mr. Ward is a Chartered Financial Analyst and a member of the New York Society of Security Analysts. He graduated from Boston College with a BA in Economics.

2018 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2018, the Fund paid to shareholders long term capital gains totaling $6,683,193, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GAMCO Global Series Funds, Inc.

THE GAMCO GLOBAL GROWTH FUND

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.com

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS	OFFICERS
Mario J. Gabelli, CFA Chairman and	Bruce N. Alpert
Chief Executive Officer,	President
GAMCO Investors, Inc.
Executive Chairman,	John C. Ball Treasurer
Associated Capital Group, Inc.

E. Val Cerutti Chief Executive Officer,	Agnes Mullady Vice President
Cerutti Consultants, Inc.	Andrea R. Mango
Anthony J. Colavita	Secretary
President,
Anthony J. Colavita, P.C.	Richard J. Walz
Chief Compliance Officer
John D. Gabelli
Senior Vice President,	DISTRIBUTOR
G.research, LLC	G.distributors, LLC

Werner J. Roeder
Former Medical Director,	CUSTODIAN
Lawrence Hospital	State Street Bank and Trust
Company
Anthonie C. van Ekris Chairman,	TRANSFER AGENT AND
BALMAC International, Inc.	DIVIDEND DISBURSING AGENT

Salvatore J. Zizza	DST Asset Manager
Chairman,	Solutions, Inc.
Zizza & Associates Corp.
LEGAL COUNSEL
Skadden, Arps, Slate, Meagher &
Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Global Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB442Q418AR

The Gabelli International Small Cap Fund Annual Report — December 31, 2018	Caesar M. P. Bryan Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2018, the net asset value (NAV) per Class AAA Share of The Gabelli International Small Cap Fund decreased 20.9% compared with a decrease of 17.9% for the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Small Cap Index. Other classes of shares are available. See page 3 for performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2018.

Performance Discussion (Unaudited)

The Fund’s objective is to provide investors with appreciation of capital. Current income is a secondary objective of the Fund.

The Fund’s investment strategy is to invest primarily in a portfolio of common stocks of non-U.S. companies. Under normal market conditions, the Fund will invest at least 80% of its net assets in the stocks of “small cap companies.” Gabelli Funds, LLC, the Adviser, currently characterizes small capitalization companies as those with total common stock market values of $3 billion or less at the time of investment.

The Fund may invest in non-U.S. markets throughout the world, including emerging markets. Ordinarily, the Fund will invest in the securities of at least five countries outside the U.S.

In selecting investments, the Adviser seeks issuers with a dominant market share or niche franchise in growing and/or consolidating industries. The Adviser considers for purchase the stocks of small capitalization companies with experienced management, strong balance sheets, and rising free cash flow and earnings. The Adviser’s goal is to invest long term in the stocks of companies trading at reasonable market valuations relative to perceived economic worth.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports in paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

This was an eventful year for the market. The exuberant reaction to the passage of the Tax Cuts and Jobs Act resulted in the best January market return in over 20 years. January marked a new high for the S&P 500 of 2872. The remainder of the year can best be summarized as strong corporate earnings and broad U.S. economic strength, a sharp contrast to most major international economies which saw decelerating growth. U.S. GDP growth peaked at 4.2% in the second quarter and followed up with a solid 3.5% in the third quarter. The fourth quarter tracked somewhat weaker. The stronger U.S. economy, relative to other developed economies, and divergent global central bank policies resulted in a steadily increasing U.S. dollar over the course of the year. Despite increasing uncertainty around trade and tariff disputes, the relatively robust economic backdrop in 2018 gave the Federal Reserve cover to raise rates in March, June and September, as expected and with little resistance.

Selected holdings that contributed positively to performance in 2018 were: NagaCorp Ltd. (2.0% of net assets as of December 31, 2018) a leisure and tourism company with casino operations in Phnom Penh, the capital city of Cambodia. The performance factors were attributed to the following: a strengthened management team; greater confidence in the financial strength of the company; what it termed the “good standing” of its debt; and organic growth, with another extension to NagaWorld, to be known as Naga 3; Jardine Matheson Holdings Ltd. (1.6%), through its subsidiaries, engages in the motor vehicles and related operations, property investment and development, food retailing, home furnishings, engineering and construction, and transportation businesses. The company’s year on year growth was in line with estimates. Milbon Co. Ltd. (1.6%), a Japanese company, is mainly engaged in the manufacture and sale of hair cosmetics, as well as the provision of related services. Since its over the counter market listing (currently Jasdaq) in 1996, its dividend per share has risen from ¥15 to ¥92.

Some of our weaker performing holdings during the year were: Nilfisk Holdings A/S. (1.2%) which engages in the manufacture and wholesale of floor cleaning machines through its subsidiary. Flat organic growth and performance below expectations caused by timing of strategic account revenue and cancellations of industrial orders weighed on performance; Topcon Corp. (1.0%) is a Japanese manufacturer of optical equipment for ophthalmology. The company’s earnings declined year on year largely because of increases in operating costs; and JSP Corp. (1.0%), which manufactures and sells expanded polymers worldwide. Concerns about slowing economic growth in the United States because of trade friction and rising interest rates lowered performance.

Thank you for your investment in The Gabelli International Small Cap Fund.

We appreciate your confidence and trust.

2

Comparative Results

Average Annual Returns through December 31, 2018 (a) (Unaudited)					Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(5/11/98)
Class AAA (GABOX)	(20.87)%	0.30%	7.42%	4.97%	5.56%
MSCI EAFE Small Cap Index	(17.89)	3.06	10.51	7.29	7.36 (b)
MSCI All Country (AC) World Index	(9.42)	4.26	9.46	6.19	5.96 (c)
Lipper Global Large-Cap Growth Fund Classification	(6.23)	4.91	10.26	7.08	(0.62)
Lipper Global Multi-Cap Growth Fund Classification	(8.58)	4.63	10.26	5.76	4.38
Class A (GOCAX)	(21.70)	0.02	7.27	4.87	5.49
With sales charge (d)	(26.20)	(1.16)	6.64	4.46	5.19
Class C (GGLCX)	(22.33)	(0.65)	6.51	4.19	5.02
With contingent deferred sales charge (e)	(23.11)	(0.65)	6.51	4.19	5.02
Class I (GLOIX)	(20.90)	0.80	7.83	5.25	5.77

In the current prospectuses dated April 30, 2018, the gross expense ratios for Class AAA, A, C, and I Shares are 3.01%, 3.01%, 3.76%, and 2.76%, respectively, and the net expense ratios for these share classes after contractual reimbursements by Gabelli Funds, LLC, (the Adviser) are 1.00%, 2.00%, 2.75%, and 1.00%, respectively. See page 11 for the expense ratios for the year ended December 31, 2018. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on March 12, 2000, November 23, 2001, and January 11, 2008, respectively. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The MSCI EAFE Small Cap Index has 2,304 constituents and captures small cap representation across Developed Markets countries around the world, excluding the U.S. and Canada. The MSCI AC World Index is an unmanaged market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The Lipper Global Large-Cap Growth Fund Classification and the Lipper Global Multi-Cap Growth Fund Classification reflect the average performance of mutual funds classified in those particular categories. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	MSCI EAFE Small Cap Index inception date is December 31, 1998.

(c)	The MSCI AC World Index performance is a blend of Gross Performance excluding applicable taxes and Net Performance. This benchmark’s Net Performance began on December 29, 2000.

(d)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(e)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

3

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI INTERNATIONAL SMALL CAP FUND (CLASS AAA SHARES), LIPPER GLOBAL

MULTI-CAP GROWTH FUND CLASSIFICATION, MSCI AC WORLD INDEX, AND MSCI EAFE SMALL CAP INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4

The Gabelli International Small Cap Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2018 through December 31, 2018	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2018.

	Beginning Account Value 07/01/18	Ending Account Value 12/31/18	Annualized Expenses Ratio	Expense Paid During Period*
The Gabelli International Small Cap Fund
Actual Fund Return
Class AAA	$1,000.00	$ 822.80	1.00%	$ 4.59
Class A	$1,000.00	$ 818.10	2.00%	$ 9.17
Class C	$1,000.00	$ 815.00	2.75%	$12.58
Class I	$1,000.00	$ 822.70	1.00%	$ 4.59
Hypothetical 5% Return
Class AAA	$1,000.00	$1,020.16	1.00%	$ 5.09
Class A	$1,000.00	$1,015.12	2.00%	$10.16
Class C	$1,000.00	$1,011.34	2.75%	$13.94
Class I	$1,000.00	$1,020.16	1.00%	$ 5.09

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

5

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2018:

The Gabelli International Small Cap Fund

Consumer Discretionary	26.3%
Consumer Staples	18.2%
Industrials	14.2%
Materials	11.5%
Financials	9.7%
Health Care	7.8%
Information Technology	6.6%
Real Estate	2.2%

Computer Software and Services	0.7%
Telecommunication Services	0.6%
Utilities	0.2%
U.S. Government Obligations	1.9%
Other Assets and Liabilities (Net)	0.1%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

6

The Gabelli International Small Cap Fund

Schedule of Investments — December 31, 2018

			Market
Shares		Cost	Value
	COMMON STOCKS — 97.0%
	CONSUMER DISCRETIONARY — 26.3%
5,555	AcadeMedia AB†	$39,150	$24,574
3,500	Accell Group NV	95,049	75,570
5,500	Beneteau SA	102,689	72,331
280	Christian Dior SE	16,832	107,140
1,200	Cie Financiere Richemont SA	15,603	77,385
7,000	Crest Nicholson Holdings plc	53,128	29,298
50,000	Entertainment One Ltd.	199,950	227,229
2,820	GVC Holdings plc	36,602	24,210
30,000	HT&E Ltd.	55,068	33,401
1,150	Hunter Douglas NV	94,649	76,510
2,200	JINS Inc.	125,148	116,085
10,000	JPJ Group plc†	114,600	81,378
20,000	Luk Fook Holdings International Ltd.	73,164	57,075
7,500	Manchester United plc, Cl. A	133,996	142,350
25,000	Mandarin Oriental International Ltd.	61,939	50,980
4,190	Modern Times Group MTG AB, Cl. B	158,046	138,843
140,000	NagaCorp. Ltd.	91,176	150,416
9,000	Scandic Hotels Group AB	117,117	79,436
2,000	Sony Corp.	51,960	96,419
2,500	Ted Baker plc	80,866	49,403
2,000	Tod’s SpA	132,379	94,684
10,000	Treatt plc	57,375	54,553
30,000	William Hill plc	98,381	59,278
10,000	Zojirushi Corp.	93,734	87,791

	TOTAL CONSUMER DISCRETIONARY	2,098,601	2,006,339

	CONSUMER STAPLES — 18.2%
1,300	Danone SA	77,722	91,627
1,000	Heineken Holding NV	46,743	84,487
30,000	Hotel Chocolat Group Ltd.	131,832	101,331
2,200	Interparfums SA	82,577	85,046
2,700	Kameda Seika Co. Ltd.	112,789	121,641
3,000	Kato Sangyo Co. Ltd.	90,690	83,006
1,200	Laurent-Perrier Group	113,180	130,616
3,000	Milbon Co. Ltd.	103,616	122,121
660	Pernod Ricard SA	22,593	108,320
60	Philip Morris CR AS	50,515	37,543
80,000	Premier Foods plc†	43,658	33,649
22,000	PZ Cussons plc	87,780	59,791
4,000	Sakata Seed Corp.	118,342	122,509
35,000	Stock Spirits Group plc	126,796	92,519
1,000	Viscofan SA	59,782	55,137
6,500	Wessanen	121,483	59,407

	TOTAL CONSUMER STAPLES	1,390,098	1,388,750

	INDUSTRIALS — 14.2%
10,000	Aida Engineering Ltd.	116,191	65,490
15,000	BBA Aviation plc	42,061	41,697
40,000	Chemring Group plc	100,043	82,186

			Market
Shares		Cost	Value
2,000	Clarkson plc	$78,000	$48,420
1,800	Jardine Matheson Holdings Ltd.	60,127	125,332
4,000	Loomis AB, Cl. B	148,615	128,940
600	Nidec Corp.	55,269	67,888
2,500	Nilfisk Holding A/S†	117,766	88,874
20,000	Rotork plc	68,941	63,153
2,000	Shima Seiki Manufacturing Ltd.	101,334	58,143
10,000	Sodick Co. Ltd.	123,377	62,647
13,000	Teraoka Seisakusho Co. Ltd.	100,314	59,544
500	Warehouses De Pauw CVA, REIT	56,435	65,995
6,000	Workspace Group plc, REIT	72,186	60,649
8,000	Yushin Precision Equipment Co. Ltd.	109,039	61,607

	TOTAL INDUSTRIALS	1,349,698	1,080,565

	MATERIALS — 11.5%
6,000	Alamos Gold Inc., Cl. A	44,345	21,600
13,850	Alamos Gold Inc., Toronto, Cl. A	102,362	49,812
18,000	B2Gold Corp.†	51,262	52,608
20,000	Centamin plc	41,668	27,828
50	Conzzeta AG	48,406	39,117
3,000	Detour Gold Corp.†	42,313	25,337
3,000	Endeavour Mining Corp.†	60,421	49,092
12,000	Hochschild Mining plc	46,101	23,918
4,000	JSP Corp.	128,936	78,255
3,000	Labrador Iron Ore Royalty Corp.	51,466	53,267
4,000	MAG Silver Corp.†	51,468	29,300
30,000	Northern Dynasty Minerals Ltd.†	55,344	17,076
15,000	OceanaGold Corp.	50,106	54,717
4,000	Osisko Gold Royalties Ltd.	57,390	35,072
12,000	Sekisui Plastics Co. Ltd.	136,928	101,078
20,000	SEMAFO Inc.†	55,436	43,217
2,000	Sumitomo Bakelite Co. Ltd.	87,393	68,822
5,000	T Hasegawa Co. Ltd.	97,468	70,806
2,000	Torex Gold Resources Inc.†	35,750	19,030
25,000	Westgold Resources Ltd.†	38,443	15,496

	TOTAL MATERIALS	1,283,006	875,448

	FINANCIALS — 9.7%
30,000	Brewin Dolphin Holdings plc	141,892	123,200
8,000	GAM Holding AG	123,916	31,545
4,000	Kinnevik AB, Cl. B	92,113	96,797
50,000	Miton Group plc	29,119	29,188
14,000	Polar Capital Holdings plc	85,288	84,104
4,000	Rothschild & Co.	142,628	141,372
13,000	Tamburi Investment Partners SpA	90,851	85,712
120,000	Value Partners Group Ltd.	109,270	83,322
31,538	XPS Pensions Group plc	76,002	65,724

	TOTAL FINANCIALS	891,079	740,964

	HEALTH CARE — 6.8%
3,000	AddLife AB	60,059	69,022
600	Bachem Holding AG, Cl. B	84,777	69,473

See accompanying notes to financial statements.

7

The Gabelli International Small Cap Fund

Schedule of Investments (Continued) — December 31, 2018

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	HEALTH CARE (Continued)
6,000	CVS Group plc	$76,399	$50,589
900	Gerresheimer AG	78,165	59,140
10,000	IRRAS AB†	39,590	38,249
25,000	Nanosonics Ltd.†	53,385	50,021
230	Siegfried Holding AG	76,087	78,663
1,300	Vetoquinol SA	81,468	75,597
250	Ypsomed Holding AG†	47,385	29,616

	TOTAL HEALTH CARE	597,315	520,370

	INFORMATION TECHNOLOGY — 6.6%
24,285	Equiniti Group plc	90,810	67,103
10,000	F-Secure OYJ	49,487	26,469
6,000	Infomart Corp.	69,674	54,774
200	Keyence Corp.	18,657	101,089
20,000	NCC Group plc	57,230	44,832
65,000	Oxford Metrics plc	62,267	60,065
23,000	SafeCharge International Group Ltd.	93,881	68,950
6,000	Topcon Corp.	108,068	79,662

	TOTAL INFORMATION TECHNOLOGY	550,074	502,944

	REAL ESTATE — 2.2%
25,000	Impact Healthcare Reit plc, REIT	34,145	33,017
4,000	PATRIZIA Immobilien AG	88,694	76,431
7,000	Tosei Corp.	70,534	53,291

	TOTAL REAL ESTATE	193,373	162,739

	COMPUTER SOFTWARE AND SERVICES — 0.7%
3,000	PSI Software AG	67,275	53,719

	TELECOMMUNICATION SERVICES — 0.6%
20,000	Sistema PJSC FC, GDR	72,556	46,441

	UTILITIES — 0.2%
75,000	China Everbright Water Ltd.	27,144	16,544

	TOTAL COMMON STOCKS	8,520,219	7,394,823

	PREFERRED STOCKS — 1.0%
	Health Care — 1.0%
1,400	Draegerwerk AG & Co. KGaA, 0.460%(a)	123,037	74,559

Shares		Cost	Market Value
	RIGHTS — 0.0%
	Consumer Discretionary — 0.0%
20,000	Ladbrokes plc, CVR†(b)	$0	$0

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 1.9%
$ 145,000	U.S. Treasury Bill, 2.344%††, 03/21/19	144,259	144,266

	TOTAL INVESTMENTS — 99.9%	$8,787,515	7,613,648

	Other Assets and Liabilities (Net) — 0.1%		9,606

	NET ASSETS — 100.0%		$7,623,254

(a)	Security is perpetual and has no stated maturity date.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
CVR	Contingent Value Right
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust

Geographic Diversification	%of Market Value	Market Value
Europe	58.5%	$4,452,854
Japan	22.8	1,732,667
Canada	7.5	573,548
Asia/Pacific	6.4	486,887
Latin America	2.9	223,426
United States	1.9	144,266

	100.0%	$7,613,648

See accompanying notes to financial statements.

8

The Gabelli International Small Cap Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments, at value (cost $8,787,515)	$7,613,648
Cash	27,882
Receivable for Fund shares sold	2,191
Receivable from Adviser	39,968
Dividends receivable	35,216
Prepaid expenses	6,910

Total Assets	7,725,815

Liabilities:
Payable for Fund shares redeemed	7,334
Payable for investment advisory fees	21,094
Payable for distribution fees	1,347
Payable for legal and audit fees	33,780
Payable for shareholder communications expenses	10,927
Other accrued expenses	28,079

Total Liabilities	102,561

Net Assets (applicable to 684,269 shares outstanding)	$7,623,254

Net Assets Consist of:
Paid-in capital	$8,799,130
Total accumulated loss(a)	(1,175,876)

Net Assets	$7,623,254

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($5,954,088 ÷ 537,098 shares outstanding; 75,000,000 shares authorized)	$11.09
Class A:
Net Asset Value and redemption price per share ($81,144 ÷ 7,344 shares outstanding; 50,000,000 shares authorized)	$11.05
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$11.72
Class C:
Net Asset Value and offering price per share ($30,826 ÷ 3,076 shares outstanding; 25,000,000 shares authorized)	$10.02	(b)
Class I:
Net Asset Value, offering, and redemption price per share ($1,557,196 ÷ 136,751 shares outstanding; 25,000,000 shares authorized)	$11.39

(a)

Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X and discloses total distributable earnings/accumulated loss. See Note 2 for further details.

(b)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Dividends (net of foreign withholding taxes of $16,428)	$201,422
Interest	2,680

Total Investment Income	204,102

Expenses:
Investment advisory fees	98,548
Distribution fees - Class AAA	19,483
Distribution fees - Class A	255
Distribution fees - Class C	339
Legal and audit fees	51,934
Registration expenses	32,539
Shareholder services fees	20,920
Custodian fees	12,783
Shareholder communications expenses	8,959
Directors’ fees	2,846
Interest expense	490
Miscellaneous expenses	52,692

Total Expenses	301,788

Less:
Expenses reimbursed by Adviser (See Note 3)	(201,091)
Expenses paid indirectly by broker (See Note 6)	(47)

Total Credits and Reimbursements	(201,138)

Net Expenses	100,650

Net Investment Income	103,452

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	1,756,007
Net realized loss on foreign currency transactions	(1,156)

Net realized gain on investments and foreign currency transactions	1,754,851

Net change in unrealized appreciation/depreciation:
on investments	(3,980,367)
on foreign currency translations	(124)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(3,980,491)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(2,225,640)

Net Decrease in Net Assets Resulting from Operations	$(2,122,188)

See accompanying notes to financial statements.

9

The Gabelli International Small Cap Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$103,452	$27,156
Net realized gain on investments and foreign currency transactions	1,754,851	3,941,863
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(3,980,491)	(1,453,832)

Net Increase/(Decrease) in Net Assets Resulting from Operations	(2,122,188)	2,515,187

Distributions to Shareholders:
Accumulated earnings
Class AAA	(1,452,994)	(3,180,532)
Class A	(19,971)	(61,795)
Class C	(7,638)	(15,963)
Class I	(364,355)	(722,883)

	(1,844,958)	(3,981,173)*

Return of Capital
Class AAA	(2,742)	—
Class I	(666)	—

	(3,408)	—

Total Distributions to Shareholders(a)	(1,848,366)	(3,981,173)

Capital Share Transactions:
Class AAA	484,686	2,003,345
Class A	(31,025)	6,401
Class C	3,490	10,561
Class I	307,596	1,059,355

Net Increase in Net Assets from Capital Share Transactions	764,747	3,079,662

Redemption Fees	803	—

Net Increase/(Decrease) in Net Assets	(3,205,004)	1,613,676
Net Assets:
Beginning of year	10,828,258	9,214,582

End of year	$7,623,254	$10,828,258

(a)	Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X. See Note 2 for further details.
*

For the year ended December 31, 2017, the distributions to shareholders from net investment income were $42,189 (Class AAA), $388 (Class A), and $21,566 (Class I) and the distributions to shareholders from net realized gain were $3,138,343 (Class AAA), $61,407 (Class A), $15,963 (Class C), and $701,317 (Class I).

See accompanying notes to financial statements.

10

The Gabelli International Small Cap Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Return of Capital	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimburse- ment	Operating Expenses Net of Reimburse- ment(c)(d)		Portfolio Turnover Rate
Class AAA
2018	$18.55	$0.19	$(4.13)	$(3.94)	$(0.19)	$(3.32)	$(0.01)	$(3.52)	$0.00	$11.09	(20.9)%	$5,954	1.07%	3.11%	1.00	%(e)	26%
2017	22.41	0.04	6.19	6.23	(0.13)	(9.96)	—	(10.09)	—	18.55	28.1	8,599	0.16	3.01	1.67		71
2016	23.45	0.27	(0.02)	0.25	(0.28)	(1.01)	—	(1.29)	0.00	22.41	1.1	7,764	1.14	2.80	1.38	(f)(g)	4
2015	23.71	0.01	0.05	0.06	(0.11)	(0.21)	—	(0.32)	0.00	23.45	0.2	8,596	0.03	2.67	2.02	(e)(f)	7
2014	23.99	0.08	(0.36)	(0.28)	—	—	—	—	—	23.71	(1.2)	10,226	0.33	2.72	2.00		9
Class A
2018	$18.44	$0.01	$(4.08)	$(4.07)	—	$(3.32)	—	$(3.32)	$0.00	$11.05	(21.7)%	$81	0.04%	3.11%	2.01	%(e)	26%
2017	22.33	(0.05)	6.18	6.13	$(0.06)	(9.96)	—	(10.02)	—	18.44	27.7	155	(0.19)	3.01	2.00		71
2016	23.35	0.27	(0.01)	0.26	(0.27)	(1.01)	—	(1.28)	0.00	22.33	1.1	166	1.14	2.80	1.39	(f)(g)	4
2015	23.61	0.02	0.03	0.05	(0.10)	(0.21)	—	(0.31)	0.00	23.35	0.1	183	0.08	2.67	2.02	(e)(f)	7
2014	23.90	0.08	(0.37)	(0.29)	—	—	—	—	—	23.61	(1.2)	220	0.35	2.72	2.00		9
Class C
2018	$17.26	$(0.11)	$(3.81)	$(3.92)	—	$(3.32)	—	$(3.32)	$0.00	$10.02	(22.3)%	$31	(0.67)%	3.86%	2.76	%(e)	26%
2017	21.52	(0.23)	5.93	5.70	—	(9.96)	—	(9.96)	—	17.26	26.8	43	(0.92)	3.76	2.75		71
2016	22.60	0.20	(0.01)	0.19	$(0.26)	(1.01)	—	(1.27)	0.00	21.52	0.9	39	0.87	3.55	1.66	(f)(g)	4
2015	22.94	(0.17)	0.04	(0.13)	—	(0.21)	—	(0.21)	0.00	22.60	0.6	51	(0.75)	3.42	2.77	(e)(f)	7
2014	23.40	(0.04)	(0.42)	(0.46)	—	—	—	—	—	22.94	(2.0)	31	(0.17)	3.46	2.75		9
Class I
2018	$18.93	$0.19	$(4.22)	$(4.03)	$(0.18)	$(3.32)	$(0.01)	$(3.51)	$0.00	$11.39	(20.9)%	$1,557	1.07%	2.86%	1.00	%(e)	26%
2017	22.68	0.21	6.31	6.52	(0.31)	(9.96)	—	(10.27)	—	18.93	29.0	2,031	0.82	2.76	1.00		71
2016	23.71	0.36	(0.01)	0.35	(0.37)	(1.01)	—	(1.38)	0.00	22.68	1.5	1,246	1.50	2.55	1.01	(f)(g)	4
2015	23.87	0.21	0.08	0.29	(0.24)	(0.21)	—	(0.45)	0.00	23.71	1.2	1,251	0.88	2.42	1.02	(e)(f)	7
2014	24.04	0.21	(0.38)	(0.17)	—	—	—	—	—	23.87	(0.7)	668	0.86	2.46	1.48		9

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed expenses of $201,091, $144,403, $137,877, $75,568, and $85,469 for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(d)

The Fund incurred interest expense for the year ended December 31, 2018. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 2.00% (Class A), 2.75% (Class C) and with no impact to Class AAA and Class I. For the years ended December 31, 2017, 2016, 2015, and 2014, the effect of interest expense was minimal.

(e)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended December 31, 2015, had such payments not been made, the expense ratios would have been 2.03% (Class AAA and Class A), 2.78% (Class C), and 1.03% (Class I). For the years ended December 31, 2018, the effect of expense was minimal.

(f)

The Fund incurred tax expense for the years ended December 31, 2016 and 2015. If tax expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.37% and 2.00% (Class AAA), 1.38% and 2.00% (Class A), 1.65% and 2.75% (Class C), and 1.00% and 1.00% (Class I), respectively.

(g)

During the year ended December 31, 2016, the Fund received reimbursements of custody expenses paid in prior years. Had such reimbursement (allocated by relative net asset values of the Fund’s share classes) been included in this period, the expense ratios would have been 1.17% (Class AAA), 1.18% (Class A), 1.45% (Class C), and 0.80% (Class I).

See accompanying notes to financial statements.

11

The Gabelli International Small Cap Fund

Notes to Financial Statements

1. Organization. The Gabelli International Small Cap Fund, a series of GAMCO Global Series Funds, Inc. (the Corporation), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and one of five separately managed portfolios (collectively, the Portfolios) of the Corporation. The Fund’s primary objective is capital appreciation. The Fund commenced investment operations on May 11, 1998.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. The SEC recently adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Fund’s financial statements for the year ended December 31, 2018. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals under ASU 2018-13. Management has early adopted the removals set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the

12

The Gabelli International Small Cap Fund

Notes to Financial Statements (Continued)

Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Such debt obligations are valued through prices provided by a pricing service approved by the Board. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) at the time when net asset values of the Fund are determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. If fair value is adjusted from the local close, such securities are classified as Level 2 in the fair value hierarchy

13

The Gabelli International Small Cap Fund

Notes to Financial Statements (Continued)

presented below. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Level 3 Significant	Total Market Value
	Quoted Prices	Observable Inputs	Unobservable Inputs	at 12/31/18
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Consumer Discretionary	$196,903	$1,809,436	—	$2,006,339
Consumer Staples	265,596	1,123,154	—	1,388,750
Financials	94,912	646,052	—	740,964
Health Care	88,838	431,532	—	520,370
Industrials	148,181	932,384	—	1,080,565
Information Technology	60,065	442,879	—	502,944
Materials	465,624	409,824	—	875,448
Other Industries (a)	—	279,443	—	279,443
Total Common Stocks	1,320,119	6,074,704	—	7,394,823
Preferred Stocks (a)	—	74,559	—	74,559
Rights (a)	—	—	$0	0
U.S. Government Obligations	—	144,266	—	144,266
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,320,119	$6,293,529	$0	$7,613,648

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have any transfers into or out of Level 3 during the year ended December 31, 2018. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

14

The Gabelli International Small Cap Fund

Notes to Financial Statements (Continued)

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax

15

The Gabelli International Small Cap Fund

Notes to Financial Statements (Continued)

regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the sale of passive foreign investment companies and recharacterization of foreign currency These reclassifications have no impact on the NAV of the Fund.

The tax character of distributions paid during the years ended December 31, 2018 and 2017 was as follows:

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$271,040	$64,666
Net long term capital gains	1,573,918	3,916,507
Return of capital	3,408	—

Total distributions paid	$1,848,366	$3,981,173

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2018, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized depreciation on investments and foreign currency translations	$(1,175,876)

Total	$(1,175,876)

At December 31, 2018, the temporary differences between book basis and tax basis unrealized appreciation were primarily due to mark-to-market adjustments on investments in passive foreign investment companies.

The following summarizes the tax cost of investments and the related net unrealized depreciation at December 31, 2018:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Depreciation
Investments	$8,789,657	$751,525	$(1,927,534)	$(1,176,009)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2018, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2018, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for

16

The Gabelli International Small Cap Fund

Notes to Financial Statements (Continued)

the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least April 30, 2020, at no more than 1.00%, 2.00%, 2.75%, and 1.00% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I, respectively. This arrangement is in effect through April 30, 2020 and is renewable annually. For the year ended December 31, 2018, the Adviser reimbursed the Fund in the amount of $201,091. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed the foregoing respective percentage limitations, as amended, after giving effect to the recovery by the Adviser. At December 31, 2018, the cumulative amount which the Fund may repay the Adviser, subject to the terms above, is $345,494.

For the year ended December 31, 2017, expiring December 31, 2019	$144,403
For the year ended December 31, 2018, expiring December 31, 2020	201,091

$345,494

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee of $3,000 and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2018, other than short term securities and U.S. Government obligations, aggregated $2,523,282 and $4,092,513, respectively.

17

The Gabelli International Small Cap Fund

Notes to Financial Statements (Continued)

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2018, the Distributor retained a total of $115 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $47.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. The Adviser did not seek a reimbursement during the year ended December 31, 2018.

7. Line of Credit. The Fund participates in an unsecured line of credit which expires on March 6, 2019 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day ICE LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2018, there were no borrowings under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2018 was $4,156 with a weighted average interest rate of 2.85%. The maximum amount borrowed at any time during the year ended December 31, 2018 was $549,000.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2018 and 2017, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

18

The Gabelli International Small Cap Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	15,566	$276,589	44,474	$1,136,137
Shares issued upon reinvestment of distributions	130,407	1,416,098	169,887	3,132,713
Shares redeemed	(72,320)	(1,208,001)	(97,413)	(2,265,505)

Net increase	73,653	$484,686	116,948	$2,003,345

Class A
Shares sold	416	$6,885	1,219	$32,358
Shares issued upon reinvestment of distributions	1,352	14,624	3,371	61,795
Shares redeemed	(2,810)	(52,534)	(3,648)	(87,752)

Net increase/(decrease)	(1,042)	$(31,025)	942	$6,401

Class C
Shares sold	1,172	$20,418	—	$—
Shares issued upon reinvestment of distributions	775	7,606	925	15,865
Shares redeemed	(1,398)	(24,534)	(217)	(5,304)

Net increase	549	$3,490	708	$10,561

Class I
Shares sold	8,610	$158,571	19,808	$470,240
Shares issued upon reinvestment of distributions	32,737	365,021	38,129	717,200
Shares redeemed	(11,872)	(215,996)	(5,575)	(128,085)

Net increase	29,475	$307,596	52,362	$1,059,355

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all other subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

19

The Gabelli International Small Cap Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of

The Gabelli International Small Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli International Small Cap Fund (the “Fund”) (one of the funds constituting GAMCO Global Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting GAMCO Global Series Funds, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

February 28, 2019

20

The Gabelli International Small Cap Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

During the six months ended December 31, 2018, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the Independent Board Members) who are not interested persons of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the Fund’s portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio manager, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser, and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the Fund’s portfolio manager.

Investment Performance. The Independent Board Members reviewed the short, medium, and long term performance of the Fund (as of September 30, 2018) against a peer group of eight other comparable funds prepared by the Adviser (the Adviser Peer Group), and against a peer group prepared by Broadridge (the Broadridge Performance Peer Group) consisting of all international multi-cap growth funds, regardless of asset size or primary channel of distribution, as represented by the Lipper International Small Multi-Cap Growth Index. The Independent Board Members noted that the Fund’s performance was in the fourth quartile for the one and five year periods, and the third quartile for the three year period, as measured against the Adviser Peer Group. Against the Broadridge Performance Peer Group, the Independent Board Members noted that the Fund’s performance was in the fourth quintile for the one year period, the third quintile for the three and five year periods, and the second quintile for the ten year period.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with a pro rata administrative overhead charge and with a stand alone administrative charge. The Independent Board Members also noted that a portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that another affiliated broker of the Adviser received distribution fees and minor amounts of sales commissions.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure, the relationship of those elements to potential economies of scale and reviewed data provided by the Adviser.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop or any losses or diminished profitability to the Adviser in prior years.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the Adviser Peer Group and a peer group of eight other international multi-cap growth funds selected by Broadridge (the Broadridge Expense Peer Group), and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Independent Board Members noted that the Fund’s total expense ratio after waivers was second highest compared to the Adviser Peer Group, but not the highest compared to all of the funds included in the Broadridge Expense Peer Group. The Independent Board Members discussed how the Fund’s size was significantly lower than average within both peer groups and that

21

The Gabelli International Small Cap Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

the Adviser had been waiving substantial portions of its fees in order to make the Fund a more attractive investment, and noted the Adviser’s recent determination to waive fees even further. The Independent Board Members also noted that the advisory fee structure was the same as that in effect for most of the Gabelli funds. The Independent Board Members were presented with, but did not consider to be material to their decision, various information comparing the advisory fee to the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and an acceptable performance record. The Independent Board Members also concluded that the Fund’s expense ratios were reasonable, particularly in light of the Adviser’s commitment to making the Fund more attractive through further expense waivers, and that economies of scale were not a factor in their thinking at this time. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment management agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

22

The Gabelli International Small Cap Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli International Small Cap Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 76	Since 1993	35	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications)

John D. Gabelli Director Age: 74	Since 1993	12	Senior Vice President of G. research, LLC	—

INDEPENDENT DIRECTORS[5]:

E. Val Cerutti Director Age: 79	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita Director Age: 83	Since 1993	20	President of the law firm of Anthony J. Colavita, P.C.	—

Werner J. Roeder Director Age: 78	Since 1993	23	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris[6] Director Age: 84	Since 1993	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza Director Age: 73	Since 2004	32

President of Zizza & Associates Corp. (private

holding company); Chairman of BAM

(semiconductor and aerospace manufacturing);

President of Bergen Cove Realty Inc.; Chairman

of Metropolitan Paper Recycling Inc.

(recycling) (2005-2014)

				Director and Chairman of Trans- Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

23

The Gabelli International Small Cap Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 67	Since 1993	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 42	Since 2017	Treasurer of funds within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 60	Since 2006	Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 46	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013

Richard J. Walz Chief Compliance Officer Age: 59	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Mario J. Gabelli and John D. Gabelli, who are brothers, are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]

Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, Gama Capital Opportunities Master Ltd., and GAMCO International SICAV, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser.

24

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●  Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●  Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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THE GABELLI INTERNATIONAL SMALL CAP FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

2018 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2018, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short term capital gains) totaling $0.526, $0.330, $0.330, and $0.519 per share for Class AAA, Class A, Class C, and Class I Shares, respectively, and long term capital gains totaling $1,573,918. For the year ended December 31, 2018, 1.82% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 64.67% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 1.73% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. Also for the year ended December 31, 2018, the Fund passed through foreign tax credits of $0.027, $0.027, $0.027, and $0.027 per share to Class AAA, Class A, Class C, and Class I Shares, respectively.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2018 which was derived from U.S. Treasury securities was 0.45%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2018. The percentage of U.S. Government securities held as of December 31, 2018 was 1.89%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GAMCO Global Series Funds, Inc.

THE GABELLI INTERNATIONAL SMALL CAP FUND

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.com

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

John D. Gabelli

Senior Vice President,

G.research, LLC

Werner J. Roeder

Former Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust

Company

TRANSFER AGENT AND

DIVIDEND DISBURSING AGENT

DST Asset Manager

Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli International Small Cap Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB403Q418AR

The Gabelli Global Content & Connectivity Fund

Annual Report — December 31, 2018

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA	Evan D. Miller, CFA	Sergey Dluzhevskiy, CFA, CPA	Brett Harriss
Chief Investment Officer	Portfolio Manager BA, Northwestern University MBA, Booth School of Business, University of Chicago	Portfolio Manager BS, Case Western Reserve University MBA, The Wharton School, University of Pennsylvania	Portfolio Manager BA, Columbia University MBA, Columbia Business School, Columbia University

To Our Shareholders,

For the year ended December 31, 2018, the net asset value (NAV) per Class AAA Share of The Gabelli Global Content & Connectivity Fund decreased 11.9% compared with a decrease of 10.1% for the Morgan Stanley Capital International (MSCI) All Country (AC) World Communication Services Index. Other classes of shares are available. See page 3 for performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2018.

Performance Discussion (Unaudited)

The Fund’s objective is to provide investors with appreciation of capital. Current income is a secondary objective of the Fund.

The Fund’s investment strategy is to invest its net assets in common stocks of companies in the telecommunications, media, and information technology industries which Gabelli Funds, LLC, the Adviser believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. In accordance with its concentration policy, the Fund will invest at least 25% of the value of its total assets in the telecommunications related industry, and not invest more than 25% of the value of its total assets in any other particular industry.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports in paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

The outperformance of the Communications Services sector relative to the broader indices in the fourth quarter was evident in all regions of the world, with the exception of Latin America. In North America, the sector decline of 4.9% reflects a near 900 basis point outperformance over the broader markets. However, the biggest “winner” geographically in the fourth quarter was Europe. Here the Communications Services Index (in U.S. dollars) actually advanced by 2.4% compared to the 12.5% decline in the broad European market. After weak performance through the first three quarters of the year, the fourth quarter recovery came on the back of better-than-expected third quarter results for many European communication providers, together with hopes for industry consolidation following the E.U.’s approval without remedies of the T-Mobile (4.8% of net assets as of December 31, 2018) -Tele2 merger in the Netherlands.

Selected holdings that contributed positively to performance in 2018 were:

Verizon Communications Inc. (4.6%) offers communications, information, and entertainment products and services to consumers, businesses, and governmental agencies worldwide. The company reported both solid financial and operational performance in 2018, sticking to its knitting of emphasizing network quality / leadership and making progress in its move to 5G (with fixed wireless 5G service launch in October 2018 in 4 markets); Twenty-First Century Fox Inc. (3.1%) a diversified media company with operations in cable network television, television broadcasting, and filmed entertainment. The stock benefited from a bidding war (bidders were Disney and Comcast) over its cable, international, and entertainment assets by Disney (ultimate winner); and United States Cellular, Corp. (2.2%) the fifth largest facilities based wireless carrier in the United States, providing service to 5.1 million subscribers. The stock performance was driven by two “beat and raise” quarters (on adjusted EBITDA) as well as the market pricing.

Some of our weaker performing stocks during the year were: Facebook Inc. (2.8%) whose mission is to give people the power to share and make the world more open and connected. The stock was pressured by weaker than expected revenues, management guidance for top line deceleration in the second half of 2018, as well as investor concerns about the company’s data privacy practices and a threat of potential regulation; Liberty Global plc. (2.2%), an international broadband communications provider of video, voice, and broadband Internet access services. The stock has been plagued by several issues: (a) deteriorating performance of the Swiss cable business due to new fiber entrants; (b) concerns about the transactional and translational impact of Brexit on the company’s U.K. business; and (c) concerns about how Liberty Global might deploy net proceeds from the Vodafone transaction; and Dish Network Corp. (1.6%) which provides service to approximately 13.3 million pay TV subscribers. The company continues to be impacted by increased competition from over the top content video offerings.

Thank you for your investment in The Gabelli Global Content and Connectivity Fund.

We appreciate your confidence and trust.

2

Comparative Results

Average Annual Returns through December 31, 2018 (a) (Unaudited)					Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(11/1/93)
Class AAA (GABTX)	(11.89)%	(0.26)%	5.82%	4.81%	6.54%
MSCI AC World Communication Services Index (b)	(10.10)	0.13	6.05	5.66	N/A
MSCI AC World Index	(9.42)	4.26	9.46	6.19	7.52 (c)
Class A (GTCAX)	(11.94)	(0.29)	5.79	4.80	6.54
With sales charge (d)	(17.00)	(1.47)	5.17	4.39	6.29
Class C (GTCCX)	(12.56)	(1.01)	5.02	4.03	5.95
With contingent deferred sales charge (e)	(13.43)	(1.01)	5.02	4.03	5.95
Class I (GTTIX)	(11.27)	0.18	6.18	5.07	6.70

In the current prospectuses dated April 30, 2018, the gross expense ratios for Class AAA, A, C, and I Shares are 1.73%, 1.73%, 2.48%, and 1.48%, respectively, and the net expense ratios for these share classes after contractual reimbursements by Gabelli Funds, LLC, (the Adviser) are 1.73%, 1.73%, 2.48%, and 1.00%, respectively. See page 12 for the expense ratios for the year ended December 31, 2018. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75%, and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns for Class I Shares would have been lower had the Adviser not reimbursed certain expenses. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on March 12, 2000, June 2, 2000, and January 11, 2008, respectively. The actual performance for the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The MSCI AC World Telecommunication Services Index is an unmanaged index that measures the performance of the global telecommunication securities from around the world. The MSCI AC World Index is an unmanaged market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	MSCI AC World Telecommunication Services Index name changed to MSCI AC World Communication Services Index.
(c)	The MSCI AC World Index is a blend of Gross Performance excluding applicable taxes and Net Performance. This benchmark’s Net Performance began on December 29, 2000.
(d)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(e)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

3

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI GLOBAL CONTENT & CONECTIVITY FUND (CLASS AAA SHARES)

AND MSCI AC WORLD INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4

The Gabelli Global Content & Connectivity Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2018 through December 31, 2018	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended December 31, 2018.

	Beginning Account Value 07/01/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Global Content & Connectivity Fund
Actual Fund Return
Class AAA	$1,000.00	$927.10	1.71%	$8.31
Class A	$1,000.00	$926.60	1.71%	$8.30
Class C	$1,000.00	$923.50	2.46%	$11.93
Class I	$1,000.00	$930.50	1.00%	$4.87
Hypothetical 5% Return
Class AAA	$1,000.00	$1,016.59	1.71%	$8.69
Class A	$1,000.00	$1,016.59	1.71%	$8.69
Class C	$1,000.00	$1,012.80	2.46%	$12.48
Class I	$1,000.00	$1,020.16	1.00%	$5.09
*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

5

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2018:

The Gabelli Global Content & Connectivity Fund

Telecommunications Services	48.0%
Media	29.3%
Other	12.3%
Information Technology	10.3%

Other Assets and Liabilities (Net)	0.1%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

6

The Gabelli Global Content & Connectivity Fund

Schedule of Investments — December 31, 2018

Shares		Cost	Market Value

	COMMON STOCKS — 98.1%
	TELECOMMUNICATION SERVICES — 47.5%
	Alternative Carriers — 3.4%
200,000	Asia Satellite Telecommunications Holdings Ltd.	$391,373	$134,602
103,000	CenturyLink Inc.	1,780,039	1,560,450
300	Iliad SA	29,953	42,158
10,000	Intelsat SA†	225,581	213,900
28,000	TIME dotCom Berhad	56,823	54,882
24,000	Zayo Group Holdings Inc.†	691,887	548,160

		3,175,656	2,554,152

	Integrated Telecommunication Services — 22.3%
10,500	AT&T Inc.	226,587	299,670
2,300	ATN International Inc	7,095	164,519
37,415,054	Cable & Wireless Jamaica Ltd.†(a)	499,070	425,840
16,400	China Unicom Hong Kong Ltd., ADR	104,722	174,824
18,000	Cincinnati Bell Inc.†	254,605	140,040
105,000	Deutsche Telekom AG, ADR	1,909,993	1,782,900
3,107	Hellenic Telecommunications Organization SA	43,544	33,890
2,000	Hellenic Telecommunications Organization SA, ADR	16,157	10,760
666	Hutchison Telecommunications Hong Kong Holdings Ltd	63	248
15,000	Koninklijke KPN NV	39,437	43,997
30,000	Maroc Telecom	497,962	443,406
9,000	Nippon Telegraph & Telephone Corp.	165,752	368,031
2,000	Nippon Telegraph & Telephone Corp., ADR	38,489	81,280
1,700	Oi SA, ADR	4,533	441
453	Oi SA, Cl. C, ADR	1,724	725
13,500	Orange SA, ADR	200,856	218,565
200,000	Pakistan Telecommunication Co. Ltd.	29,365	13,847
90,000	PCCW Ltd.	74,681	51,836
50,000	Pharol SGPS SA†	20,575	9,349
45,500	Pharol SGPS SA, ADR†	10,300	6,370
6,400	Proximus SA	185,008	173,201
9,700	PT Telekomunikasi Indonesia Persero Tbk, ADR	21,613	254,237
3,000	Rostelecom PJSC, ADR	20,044	18,150
302,500	Singapore Telecommunications Ltd.	229,324	650,299
12,800	Swisscom AG, ADR	312,017	613,760
25,000	Telecom Argentina SA, ADR	91,539	389,000
100,000	Telecom Italia SpA†	302,223	55,374
11,500	Telecom Italia SpA, ADR†	86,914	63,825
395	Telefonica Brasil SA	7,066	4,208
5,021	Telefonica Brasil SA, ADR	27,844	59,901
1,800	Telefonica Brasil SA, Preference	35,257	21,470

Shares		Cost	Market Value

3,935	Telefonica SA	$58,513	$33,088
99,000	Telefonica SA, ADR	316,355	837,540
79,800	Telekom Austria AG	639,300	607,101
248,000	Telekom Malaysia Berhad	298,871	159,632
36,300	Telenor ASA	515,432	703,204
59,000	Telephone & Data Systems Inc.	1,110,949	1,919,860
128,000	Telesites SAB de CV†	97,176	76,142
259,000	Telia Co. AB	556,485	1,226,772
31,000	TELUS Corp.	346,246	1,027,340
1,958,977	True Corp. Public Co. Ltd.	483,646	312,859
24,225	TT&T Public Co. Ltd.†(a)(b)(c)	100,542	0
62,800	Verizon Communications Inc.	2,033,610	3,530,616

		12,021,484	17,008,117

	Wireless Telecommunication Services — 21.8%

72,500	America Movil SAB de CV, Cl. L, ADR	248,450	1,033,125

95,000	Axiata Group Berhad	168,228	90,345

9,500	China Mobile Ltd., ADR	113,184	456,000

9,600	DiGi.Com Berhad	14,361	10,454

72,808	Econet Wireless Zimbabwe Ltd.	21,788	103,933

840,300	Global Telecom Holding SAE†	424,545	174,535

60,000	KDDI Corp.	469,220	1,436,431

28,500	Millicom International Cellular SA, SDR	1,722,449	1,805,578

24,200	NTT DoCoMo Inc.	376,382	545,910

29,100	Nuvera Communications Inc.	340,936	532,239

175,000	Orascom Investment Holding, GDR†	384,753	23,625

18,000	PLDT Inc., ADR	242,214	384,840

240,000	PT Indosat Tbk	38,552	28,122

14,900	Rogers Communications Inc., Cl. B	49,164	763,774

6,700	Shenandoah Telecommunications Co.	15,833	296,475

80,000	Sistema PJSC FC, GDR	486,244	185,600

16,700	SK Telecom Co. Ltd., ADR	277,460	447,560

10,000	SoftBank Group Corp.	721,385	666,484

60,000	Sprint Corp.†	316,152	349,200

60,000	Tim Participacoes SA	123,340	183,448

15,156	Tim Participacoes SA, ADR	331,245	232,493

58,000	T-Mobile US Inc.†	1,675,940	3,689,380

73,000	Turkcell Iletisim Hizmetleri A/S, ADR	434,963	410,260

32,900	United States Cellular Corp.†	1,083,474	1,709,813

140,000	VEON Ltd., ADR	223,340	327,600

36,000	Vodafone Group plc, ADR	999,029	694,080

		11,302,631	16,581,304
	TOTAL TELECOMMUNICATION SERVICES	26,499,771	36,143,573

See accompanying notes to financial statements.

7

The Gabelli Global Content & Connectivity Fund

Schedule of Investments (Continued) — December 31, 2018

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	MEDIA — 29.2%
	Broadcasting — 9.2%
2,300	AMC Networks Inc., Cl. A†	$51,564	$126,224
18,500	CBS Corp., Cl. B, Non-Voting	1,031,626	808,820
280,000	Corus Entertainment Inc., Cl. B	1,016,474	976,267
18,000	Discovery Inc., Cl. A†	337,965	445,320
85,000	Discovery Inc., Cl. C†	1,672,913	1,961,800
37,000	Grupo Televisa SAB, ADR	587,281	465,460
6,000	Sinclair Broadcast Group Inc., Cl. A	175,753	158,040
14,000	Tokyo Broadcasting System Holdings Inc.	216,155	222,253
41,000	Tribune Media Co., Cl. A	1,604,352	1,860,580

		6,694,083	7,024,764

	Cable and Satellite — 14.8%
600	Charter Communications Inc., Cl. A†	70,932	170,982
6,200	Cogeco Inc.	120,942	264,495
85,500	Comcast Corp., Cl. A	2,541,413	2,911,275
49,500	DISH Network Corp., Cl. A†	1,195,785	1,236,015
280,000	Dish TV India Ltd., GDR	271,241	142,240
46,000	GCI Liberty Inc., Cl. A†	1,387,076	1,893,360
2,525	Liberty Broadband Corp., Cl. A†	7,265	181,320
3,250	Liberty Broadband Corp., Cl. C†	34,675	234,097
14,840	Liberty Global plc, Cl. A†	181,786	316,686
65,600	Liberty Global plc, Cl. C†	875,817	1,353,984
3,000	Liberty Latin America Ltd., Cl. A†	47,614	43,440
3,444	Liberty Latin America Ltd., Cl. C†	36,730	50,179
6,500	Liberty Media Corp. - Liberty SiriusXM, Cl. A†	179,841	239,200
6,000	Liberty Media Corp. - Liberty SiriusXM, Cl. C†	232,599	221,880
11,000	MSG Networks Inc., Cl. A†	67,634	259,160
8,600	Naspers Ltd., Cl. N	1,883,150	1,728,829

		9,134,500	11,247,142

	Movies and Entertainment — 5.0%
1,600	Liberty Media Corp.- Liberty Braves, Cl. A†	39,284	39,904
10,500	Liberty Media Corp.- Liberty Braves, Cl. C†	206,736	261,345
100	Netflix Inc.†	28,468	26,766
3,200	The Madison Square Garden Co., Cl. A†.	288,190	856,640
49,500	Twenty-First Century Fox Inc., Cl. B	1,507,146	2,365,110
10,000	Viacom Inc., Cl. B	250,923	257,000

		2,320,747	3,806,765

Shares		Cost	Market Value

	Publishing — 0.2%
19,000	Telegraaf Media Groep NV†(a)	$400,798	$130,616

	TOTAL MEDIA	18,550,128	22,209,287

	OTHER — 12.3%
	Other — 8.6%
5,000	American Express Co.	471,162	476,600
10,000	Bouygues SA	280,406	359,078
68,000	C.P. Pokphand Co. Ltd., ADR	52,895	142,800
27,360	CK Asset Holdings Ltd.	150,629	200,208
27,360	CK Hutchison Holdings Ltd.	245,763	262,751
9,500	EchoStar Corp., Cl. A†	261,423	348,840
97,500	First Pacific Co. Ltd.	48,559	37,603
4,100	First Pacific Co. Ltd., ADR	3,337	7,893
2,700	Furukawa Electric Co. Ltd.	73,580	68,039
45,000	G4S plc	0	112,965
25,000	General Motors Co.	862,082	836,250
14,100	GN Store Nord A/S	80,144	526,437
1,768	Gusbourne plc†	1,486	1,634
17,500	InterXion Holding NV†	238,744	947,800
1,600	Kinnevik AB, Cl. A	44,630	38,091
82,000	Kinnevik AB, Cl. B	2,011,332	1,977,152
950	Liberty Media Corp.- Liberty Formula One, Cl. A†	1,143	28,234
2,000	Liberty Media Corp.- Liberty Formula One, Cl. C†	4,491	61,400
900	Marlowe plc†	521	4,715
504	Meikles Ltd.	203	257
200	National Grid plc, ADR	10,528	9,596
17,000	PostNL NV	195,124	38,897
2,500	Qurate Retail Inc.†	19,003	48,800
12,000	Waterloo Investment Holdings Ltd.†(a)	1,432	3,000

		5,058,617	6,539,040

	Real Estate — 3.7%
12,000	CyrusOne Inc., REIT	178,942	634,560
3,000	Equinix Inc., REIT	347,334	1,057,680
71,000	Uniti Group Inc., REIT	1,187,197	1,105,470

		1,713,473	2,797,710

	TOTAL OTHER	6,772,090	9,336,750

	INFORMATION TECHNOLOGY — 9.1%
	Data Processing & Outsourced Services — 0.8%
2,000	Mastercard Inc., Cl. A	292,729	377,300
2,000	Visa Inc., Cl. A	218,923	263,880

		511,652	641,180

	Electronic Equipment & Instruments — 0.1%
1,000	Sony Corp., ADR	52,638	48,280

See accompanying notes to financial statements.

8

The Gabelli Global Content & Connectivity Fund

Schedule of Investments (Continued) — December 31, 2018

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	INFORMATION TECHNOLOGY (Continued)
	Internet Software and Services — 7.1%
2,900	Alphabet Inc., Cl. C†	$3,011,398	$3,003,269
500	Dropbox Inc., Cl. A†	10,500	10,215
16,000	Facebook Inc., Cl. A†	2,642,233	2,097,440
17,500	Gogo Inc.†	93,514	52,325
200	Liberty Expedia Holdings Inc., Cl. A†	6,881	7,822
7,500	Modern Times Group MTG AB, Cl. B	268,410	247,942

		6,032,936	5,419,013

	IT Consulting and Other Services — 0.1%
56,062	Cassava SmarTech Zimbabwe Ltd.†	85,775	80,230
280,000	Dagang NeXchange Berhad†	43,162	15,584

		128,937	95,814

	Systems Software — 0.3%
2,000	Microsoft Corp.	152,364	203,140

	Technology Hardware — 0.7%
3,500	Apple Inc.	559,163	552,090

	TOTAL INFORMATION TECHNOLOGY	7,437,690	6,959,517

	TOTAL COMMON STOCKS	59,259,679	74,649,127

	CLOSED-END FUNDS — 1.2%
	Information Technology — 1.2%
16,000	Altaba Inc.†	252,504	927,040

	PREFERRED STOCKS — 0.1%
	Media — 0.1%
4,400	GCI Liberty Inc., Ser. A, 7.000%(d)	8,623	106,612

	WARRANTS — 0.5%
	TELECOMMUNICATION SERVICES — 0.5%
	Wireless Telecommunication Services — 0.5%
81,000	Bharti Airtel Ltd., expire 11/30/20†(b)	443,540	362,880

Principal Amount		Cost	Market Value

	CORPORATE BONDS — 0.0%
	TELECOMMUNICATION SERVICES — 0.0%
$32,808	Econet Wireless Zimbabwe Ltd., 5.000%, 03/17/23(a)	$1,680	$1,532

	TOTAL INVESTMENTS — 99.9%	$59,966,026	76,047,191

	Other Assets and Liabilities (Net) — 0.1%		53,295

	NET ASSETS — 100.0%		$76,100,486

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the market value of the Rule 144A securities amounted to $362,880 or 0.48% of total net assets.

(c)

At December 31, 2018, the Fund held an investment in a restricted and illiquid security amounting to $0 or 0.0% of total investments, which was valued under methods approved by the Board of Directors as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	12/31/18 Carrying Value Per Share
24,225	TT&T Public Co. Ltd.	03/31/94	$ 100,542	—

(d)	Security is perpetual and has no stated maturity date.

†	Non-income producing security.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Market Value	Market Value
North America	61.3%	$46,581,255
Europe	22.3	16,988,901
Asia/Pacific	5.3	4,033,665
Japan	4.5	3,436,708
Latin America	3.8	2,895,253
Africa/Middle East	2.8	2,111,409

	100.0%	$76,047,191

See accompanying notes to financial statements.

9

The Gabelli Global Content & Connectivity Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments, at value (cost $59,966,026)	$76,047,191
Foreign currency, at value (cost $1,661)	1,261
Cash	119,162
Receivable for investments sold	376,423
Receivable for Fund shares sold	350
Receivable from Adviser	4,047
Dividends receivable	174,539
Prepaid expenses	12,707

Total Assets	76,735,680

Liabilities:
Payable for investments purchased	118,168
Payable for Fund shares redeemed	136,798
Payable for investment advisory fees	67,676
Payable for distribution fees	14,308
Payable for accounting fees	7,500
Line of credit payable	178,000
Payable for legal and audit fees	52,192
Other accrued expenses	60,552

Total Liabilities	635,194

Net Assets
(applicable to 4,212,104 shares outstanding)	$76,100,486

Net Assets Consist of:
Paid-in capital	$60,953,743
Total distributable earnings(a)	15,146,743

Net Assets	$76,100,486

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($63,196,230 ÷ 3,495,892 shares outstanding; 150,000,000 shares authorized)	$18.08
Class A:
Net Asset Value and redemption price per share ($231,214 ÷ 12,681 shares outstanding; 50,000,000 shares authorized)	$18.23
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$19.34
Class C:
Net Asset Value and offering price per share ($278,580 ÷ 15,964 shares outstanding; 50,000,000 shares authorized)	$17.45	(b)
Class I:
Net Asset Value, offering, and redemption price per share ($12,394,462 ÷ 687,567 shares outstanding; 50,000,000 shares authorized)	$18.03

(a)	Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X and discloses total distributable earnings. See Note 2 for further details.
(b)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Dividends (net of foreign withholding taxes of $155,493)	$2,226,128
Interest	4,574

Total Investment Income	2,230,702

Expenses:
Investment advisory fees	890,952
Distribution fees - Class AAA	183,927
Distribution fees - Class A	797
Distribution fees - Class C	2,949
Distribution fees - Class T*	2
Shareholder services fees	101,740
Legal and audit fees	73,054
Registration expenses	66,154
Shareholder communications expenses	60,240
Accounting fees	45,000
Custodian fees	33,693
Directors’ fees	25,661
Interest expense	660
Miscellaneous expenses	17,363

Total Expenses	1,502,192

Less:
Expenses paid indirectly by broker (See Note 6)	(1,033)
Expense reimbursements (See Note 3)	(70,600)

Total Credits and Reimbursements	(71,633)

Net Expenses	1,430,559

Net Investment Income	800,143

Net Realized and Unrealized Gain/(Loss) on
Investments and Foreign Currency:
Net realized gain on investments	3,945,564
Net realized loss on foreign currency transactions	(6,108)

Net realized gain on investments and foreign currency transactions	3,939,456

Net change in unrealized appreciation/depreciation: on investments	(15,397,662)
on foreign currency translations	(1,015)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(15,398,677)

Net Realized and Unrealized Gain/(Loss) on
Investments and Foreign Currency	(11,459,221)

Net Decrease in Net Assets Resulting from
Operations	$(10,659,078)

*	Class T Shares were liquidated on September 21, 2018.

See accompanying notes to financial statements.

10

The Gabelli Global Content & Connectivity Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$ 800,143	$ 557,190
Net realized gain on investments and foreign currency transactions	3,939,456	5,308,175
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(15,398,677)	6,468,016

Net Increase/(Decrease) in Net Assets Resulting from Operations	(10,659,078)	12,333,381

Distributions to Shareholders:
Accumulated earnings
Class AAA	(3,588,419)	(4,967,430)
Class A	(12,799)	(34,856)
Class C	(14,569)	(15,261)
Class I	(802,477)	(971,467)
Class T*	—	(65)

	(4,418,264)	(5,989,079)**

Return of capital
Class AAA	(33,667)	—
Class A	(120)	—
Class C	(137)	—
Class I	(7,529)	—

	(41,453)	—

Total Distributions to Shareholders(a)	(4,459,717)	(5,989,079)

Capital Share Transactions:
Class AAA	(6,132,278)	(11,913,609)
Class A	(294,869)	(125,364)
Class C	63,433	(80,307)
Class I	533,982	7,580,673
Class T*	(1,038)	1,064

Net Decrease in Net Assets from Capital Share Transactions	(5,830,770)	(4,537,543)

Redemption Fees	113	—

Net Increase/(Decrease) in Net Assets	(20,949,452)	1,806,759
Net Assets:
Beginning of year	97,049,938	95,243,179

End of year	$ 76,100,486	$ 97,049,938

(a)	Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X.
See Note 2 for further details.
*	Class T Shares were liquidated on September 21, 2018.
**

For the year ended December 31, 2017, the distributions to shareholders from net investment income were $487,554 (Class AAA), $3,428 (Class A), $181,188 (Class I) and $8 (Class T*), respectively. The distributions to shareholders from net realized gain were $4,479,876 (Class AAA), $31,428 (Class A), $15,261 (Class C), $790,279 (Class I) and $57 (Class T*), respectively.

See accompanying notes to financial statements.

11

The Gabelli Global Content & Connectivity Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Return of Capital	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimbursement	Operating Expenses Net of Reimbursement		Portfolio Turnover Rate
Class AAA
2018	$21.77	$0.16	$(2.76)	$(2.60)	$(0.15)	$(0.93)	$(0.01)	$(1.09)	$0.00	$18.08	(11.9)%	$63,196	0.78%	1.72%	1.72	%(c)	19%
2017	20.43	0.11	2.63	2.74	(0.14)	(1.26)	—	(1.40)	—	21.77	13.4	81,832	0.48	1.73	1.73	(c)	22
2016	21.30	0.27	0.29	0.56	(0.28)	(1.13)	(0.02)	(1.43)	0.00	20.43	2.7	87,893	1.23	1.65	1.65	(c)(d)	9
2015	23.63	0.26	(0.82)	(0.56)	(0.27)	(1.49)	(0.01)	(1.77)	0.00	21.30	(2.5)	101,187	1.08	1.63	1.63	(c)	5
2014	24.85	0.35	(0.66)	(0.31)	(0.38)	(0.53)	—	(0.91)	0.00	23.63	(1.3)	115,860	1.43	1.61	1.61		3
Class A
2018	$21.94	$0.16	$(2.79)	$(2.63)	$(0.14)	$(0.93)	$(0.01)	$(1.08)	$0.00	$18.23	(11.9)%	$231	0.76%	1.72%	1.72	%(c)	19%
2017	20.58	0.10	2.66	2.76	(0.14)	(1.26)	—	(1.40)	—	21.94	13.4	576	0.43	1.73	1.73	(c)	22
2016	21.29	0.15	0.38	0.53	(0.09)	(1.13)	(0.02)	(1.24)	0.00	20.58	2.5	661	0.68	1.65	1.65	(c)(d)	9
2015	23.61	0.26	(0.81)	(0.55)	(0.27)	(1.49)	(0.01)	(1.77)	0.00	21.29	(2.5)	846	1.08	1.63	1.63	(c)	5
2014	24.83	0.39	(0.70)	(0.31)	(0.38)	(0.53)	—	(0.91)	0.00	23.61	(1.3)	1,114	1.53	1.61	1.61		3
Class C
2018	$21.08	$0.02	$(2.68)	$(2.66)	$(0.03)	$(0.93)	$(0.01)	$(0.97)	$0.00	$17.45	(12.6)%	$279	0.08%	2.47%	2.47	%(c)	19%
2017	19.85	(0.06)	2.55	2.49	—	(1.26)	—	(1.26)	—	21.08	12.5	267	(0.28)	2.48	2.48	(c)	22
2016	20.71	0.09	0.30	0.39	(0.10)	(1.13)	(0.02)	(1.25)	0.00	19.85	1.9	328	0.42	2.40	2.40	(c)(d)	9
2015	22.98	0.08	(0.79)	(0.71)	(0.06)	(1.49)	(0.01)	(1.56)	0.00	20.71	(3.2)	441	0.36	2.38	2.38	(c)	5
2014	24.17	0.19	(0.67)	(0.48)	(0.18)	(0.53)	—	(0.71)	0.00	22.98	(2.0)	621	0.76	2.36	2.36		3
Class I
2018	$21.75	$0.32	$(2.79)	$(2.47)	$(0.31)	$(0.93)	$(0.01)	$(1.25)	$0.00	$18.03	(11.3)%	$12,394	1.52%	1.47%	1.00	%(c)(e)	19%
2017	20.40	0.28	2.62	2.90	(0.29)	(1.26)	—	(1.55)	—	21.75	14.2	14,374	1.26	1.48	1.00	(c)(e)	22
2016	21.27	0.30	0.33	0.63	(0.35)	(1.13)	(0.02)	(1.50)	0.00	20.40	3.0	6,361	1.41	1.40	1.35	(c)(d)(e)	9
2015	23.60	0.30	(0.79)	(0.49)	(0.34)	(1.49)	(0.01)	(1.84)	0.00	21.27	(2.2)	1,842	1.26	1.38	1.38	(c)	5
2014	24.83	0.37	(0.62)	(0.25)	(0.45)	(0.53)	—	(0.98)	0.00	23.60	(1.1)	1,665	1.45	1.36	1.36		3

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2018, 2017, 2016, and 2015, there was no impact to the expense ratios.

(d)

During the year ended December 31, 2016, the Fund received reimbursements of custody expenses paid in prior years. Had such reimbursement (allocated by relative net asset values of the Fund’s share classes) been included in that period, the expense ratios would have been 1.22% (Class AAA), 1.54% (Class A), 1.99% (Class C), and 0.95% (Class I).

(e)

Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed certain Class I expenses to the Fund of $70,600, $56,231 and $899 for the years ended December 31, 2018, 2017, and 2016, respectively.

See accompanying notes to financial statements.

12

The Gabelli Global Content & Connectivity Fund

Notes to Financial Statements

1. Organization. The Gabelli Global Content & Connectivity Fund, a series of GAMCO Global Series Funds, Inc. (the Corporation), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and one of five separately managed portfolios (collectively, the Portfolios) of the Corporation. The Fund’s primary objective is capital appreciation. The Fund commenced investment operations on November 1, 1993.

The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. The SEC recently adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Fund’s financial statements for the year ended December 31, 2018. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals under ASU 2018-13. Management has early adopted the removals set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board

13

The Gabelli Global Content & Connectivity Fund

Notes to Financial Statements (Continued)

shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Such debt obligations are valued through prices provided by a pricing service approved by the Board. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14

The Gabelli Global Content & Connectivity Fund

Notes to Financial Statements (Continued)

The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/18
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks
Information Technology	$6,959,517	—	—	$6,959,517
Media	22,078,671	—	$130,616	22,209,287
Telecommunications Services	35,404,874	$312,859	425,840	36,143,573
Other (a)	9,333,750	—	3,000	9,336,750
Total Common Stocks	73,776,812	312,859	559,456	74,649,127
Preferred Stock (a)	106,612	—	—	106,612
Closed-End Funds (a)	927,040	—	—	927,040
Warrants (a)	—	362,880	—	362,880
Corporate Bonds (a)	—	—	1,532	1,532
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$74,810,464	$675,739	$560,988	$76,047,191

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have material transfers into or out of Level 3 during the year ended December 31, 2018. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

15

The Gabelli Global Content & Connectivity Fund

Notes to Financial Statements (Continued)

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of December 31, 2018, refer to the Schedule of Investments.

Investments in other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion on of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2018, the Fund’s Pro rata portion of the periodic expenses charged by the Acquired Funds was one basis point.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on

16

The Gabelli Global Content & Connectivity Fund

Notes to Financial Statements (Continued)

the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, characterization of distributions and fund level return of capital. These reclassifications have no impact on the NAV of the Fund.

The tax character of distributions paid during the years ended December 31, 2018 and 2017 was as follows:

	Year Ended December 31, 2018	Year Ended December 31, 2017
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$1,045,421	$ 690,650
Net long term capital gains	3,372,843	5,298,429
Return of Capital	41,453	—

Total distributions paid	$4,459,717	$5,989,079

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2018, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$15,146,743
Total	$15,146,743

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

17

The Gabelli Global Content & Connectivity Fund

Notes to Financial Statements (Continued)

At December 31, 2018, the temporary differences between book basis and tax basis unrealized appreciation were primarily due to deferral of losses from wash sales for tax purposes and mark-to-market adjustments on investments previously considered to be a passive foreign investment company, and no longer considered a passive foreign investment company.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2018.

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$60,900,173	$30,722,622	$(15,575,604)	$15,147,018

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2018, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2018, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 1.00% of the value of its average daily net assets for Class I Shares. During the year ended December 31, 2018, the Adviser reimbursed certain Class I expenses in the amount of $70,600. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 1.00% of the value of the Fund’s average daily net assets for Class I Shares. This arrangement is in effect through April 30, 2020. At December 31, 2018, the cumulative amount which the Class I Shares may repay the Adviser, subject to the terms above, is $126,831:

For the year ended December 31, 2017, expiring December 31, 2019	$56,231
For the year ended December 31, 2018, expiring December 31, 2020	70,600

$126,831

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman

18

The Gabelli Global Content & Connectivity Fund

Notes to Financial Statements (Continued)

of the Audit Committee receives an annual fee $3,000, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2018, other than short term securities and U.S. Government obligations, aggregated $17,037,705 and $25,798,712, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2018, the Fund paid brokerage commissions on security trades of $16,247 to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $506 from investors representing commissions (sales charges and underwriters fees) on sales and redemptions of Fund shares.

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,033.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2018, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

7. Line of Credit. The Fund participates in an unsecured line of credit which expires on March 6, 2019 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day ICE LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2018, there was $178,000 outstanding under the line of credit.

The average daily amount of borrowings outstanding under the lines of credit during the year 2018 was $38,668 with a weighted average interest rate of 3.63%. The maximum amount borrowed at anytime during the year 2018 was $801,000.

8. Capital Stock. The Fund offers four classes of shares–Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75% and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital.

19

The Gabelli Global Content & Connectivity Fund

Notes to Financial Statements (Continued)

The redemption fees retained by the Fund during the years ended December 31, 2018 and 2017, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	37,061	$785,310	29,753	$654,237
Shares issued upon reinvestment of distributions	194,100	3,470,481	218,174	4,751,822
Shares redeemed	(493,849)	(10,388,069)	(791,326)	(17,319,668)

Net decrease	(262,688)	$(6,132,278)	(543,399)	$(11,913,609)

Class A
Shares sold	2,091	$43,839	10,559	$235,876
Shares issued upon reinvestment of distributions	485	8,745	1,357	29,767
Shares redeemed	(16,146)	(347,453)	(17,780)	(391,007)

Net decrease	(13,570)	$(294,869)	(5,864)	$(125,364)

Class C
Shares sold	7,249	$145,473	19	$394
Shares issued upon reinvestment of distributions	836	14,433	705	14,868
Shares redeemed	(4,769)	(96,473)	(4,605)	(95,569)

Net increase/(decrease)	3,316	$63,433	(3,881)	$(80,307)

Class I
Shares sold	94,989	$2,058,019	361,860	$7,882,460
Shares issued upon reinvestment of distributions	42,285	753,940	41,693	906,821
Shares redeemed	(110,731)	(2,277,977)	(54,399)	(1,208,608)

Net increase.	26,543	$533,982	349,154	$7,580,673

Class T *
Shares sold	—	—	45	$1,000
Shares issued upon reinvestment of distributions	—	—	3	64
Shares redeemed	(48)	$(1,038)	—	—

Net increase/(decrease)	(48)	$(1,038)	48	$1,064

*	Class T Shares were liquidated on September 21, 2018.

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all other subsequent events occurring through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

20

The Gabelli Global Content & Connectivity Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of

The Gabelli Global Content & Connectivity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Global Content & Connectivity Fund (the “Fund”) (one of the funds constituting GAMCO Global Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting GAMCO Global Series Funds, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

February 28, 2019

21

The Gabelli Global Content & Connectivity Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

During the six months ended December 31, 2018, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the Independent Board Members) who are not interested persons of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the Fund’s portfolio managers, the depth of the analyst pool available to the Adviser and the Fund’s portfolio managers, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser, and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the Fund’s portfolio managers.

Investment Performance. The Independent Board Members reviewed the short, medium, and long term performance of the Fund (as of September 30, 2018) against a peer group of six other comparable funds prepared by the Adviser (the Adviser Peer Group), and against a peer group prepared by Broadridge (the Broadridge Performance Peer Group) consisting of all retail and institutional telecommunication funds, regardless of asset size or primary channel of distribution, as represented by the Lipper Telecom Fund Index. The Independent Board Members noted that the Fund’s performance was in the fourth (lowest) quartile for the one, three, five, and ten year periods, as measured against the Adviser Peer Group. Against the Broadridge Performance Peer Group, the Independent Board Members noted that the Fund’s performance was in the fourth quintile for the one, three, and five year periods, and the third quintile for the ten year period.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with a pro rata administrative charge and with a standalone administrative charge. The Independent Board Members also noted that a substantial portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that another affiliated broker received distribution fees and minor amounts of sales commissions.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure, the relationship of those elements to potential economies of scale and reviewed data provided by the Adviser.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the Adviser Peer Group and a peer group of four other telecommunications funds selected by Broadridge (the Broadridge Expense Peer Group), and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services of the Adviser. The Independent Board Members noted that although the Fund’s total expense ratio was the highest in the Adviser Peer Group and the second highest in the Broadridge Expense Peer Group, it did not significantly depart from the median total expense ratio for each of the two peer groups, and that the Fund’s size was generally average within both peer groups. The Independent Board Members also noted that the advisory fee structure was the same as that in effect for most of the Gabelli funds. The Independent Board Members were presented with, but did not consider to be

22

The Gabelli Global Content & Connectivity Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

material to their decision, various information comparing the advisory fee with the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and a performance record that was acceptable. The Independent Board Members also concluded that the Fund’s expense ratios and the profitability to the Adviser of managing the Fund were reasonable, and that economies of scale were not a significant factor in their thinking at this time. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment management agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

23

The Gabelli Global Content & Connectivity Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Content & Connectivity Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:
Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 76	Since 1993	35

Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.

Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp.

(multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications)

John D. Gabelli Director Age: 74	Since 1993	12	Senior Vice President of G.research, LLC	—
INDEPENDENT DIRECTORS[5]:
E. Val Cerutti Director Age: 79	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)
Anthony J. Colavita Director Age: 83	Since 1993	20	President of the law firm of Anthony J. Colavita, P.C.	—
Werner J. Roeder Director Age: 78	Since 1993	23	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—
Anthonie C. van Ekris[6] Director Age: 84	Since 1993	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—
Salvatore J. Zizza Director Age: 73	Since 2004	32

President of Zizza & Associates Corp. (private holding company); Chairman of BAM (semiconductor and aerospace manufacturing); President of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)

				Director and Chairman of Trans- Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

24

The Gabelli Global Content & Connectivity Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 67	Since 1993	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 42	Since 2017	Treasurer of funds within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 60	Since 2006	Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 46	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013

Richard J. Walz Chief Compliance Officer Age: 59	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Mario J. Gabelli and John D. Gabelli, who are brothers, are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]

Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, Gama Capital Opportunities Master Ltd., and GAMCO International SICAV, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser.

25

THE GABELLI GLOBAL CONTENT & CONNECTIVITY FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Evan D. Miller, CFA, joined G.research, LLC in 2002 as a research analyst following the telecommunications industry on a global basis. Currently, he continues to specialize in the industry and also serves as a portfolio manager of Gabelli Funds, LLC and the Fund. Prior to joining Gabelli, his career spanned nearly a quarter century in the telecommunications industry with corporate strategy and business development positions. Mr. Miller holds an MBA in Finance from the University of Chicago and a BA in Economics from Northwestern University.

Sergey Dluzhevskiy, CFA, CPA, joined G.research, LLC in 2005 as a research analyst covering the North American telecommunications industry. Currently, he continues to specialize in the industry and also serves as a portfolio manager of Gabelli Funds, LLC and the Fund. Prior to joining Gabelli, Mr. Dluzhevskiy was a senior accountant at Deloitte. He received his undergraduate degree from Case Western Reserve University and an MBA at the Wharton School of the University of Pennsylvania.

Brett Harris joined G. Research as a research analyst in 2008 covering Media and Entertainment. Currently, he oversees the digital research team responsible for covering the Telecommunication, Media, Technology, and Gaming & Lodging industries, and also serves as a portfolio manager of Gabelli Funds, LLC and the Fund. Previously, he worked as a financial analyst at JetBlue and as an investment banker at JPMorgan Chase. Mr. Harris received his BA from Columbia University in Economics and his MBA from Columbia Business School in Finance and Economics.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

2018 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2018, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short term capital gains) totaling $0.235, $0.224, $0.118, and $0.400, per share for Class AAA, Class A, Class C, and Class I Shares, respectively, and long term capital gains totaling $3,372,843, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended December 31, 2018, 83.12% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.30% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. Also for the year 2018, the Fund did not have foreign tax credits.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2018 which was derived from U.S. Treasury securities was 0.16%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2018. The percentage of U.S. Government securities held as of December 31, 2018 was 0.00%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

GAMCO Global Series Funds, Inc.

THE GABELLI GLOBAL CONTENT & CONNECTIVITY FUND

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com

GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS
Mario J. Gabelli, CFA Chairman and Chief Executive Officer, GAMCO Investors, Inc. Executive Chairman, Associated Capital Group, Inc.	Bruce N. Alpert President John C. Ball Treasurer Agnes Mullady Vice President Andrea R. Mango Secretary Richard J. Walz Chief Compliance Officer
E. Val Cerutti Chief Executive Officer, Cerutti Consultants, Inc.
Anthony J. Colavita President, Anthony J. Colavita, P.C.	DISTRIBUTOR G.distributors, LLC
John D. Gabelli Senior Vice President, G.research, LLC	CUSTODIAN State Street Bank and Trust Company
Werner J. Roeder Former Medical Director, Lawrence Hospital	TRANSFER AGENT AND DIVIDEND DISBURSING AGENT DST Asset Manager Solutions, Inc.
Anthonie C. van Ekris Chairman, BALMAC International, Inc. Salvatore J. Zizza Chairman, Zizza & Associates Corp. OFFICERS	LEGAL COUNSEL Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Global Content & Connectivity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB401Q418AR

The Gabelli Global Mini Mites Fund

Annual Report — December 31, 2018

To Our Shareholders,

For the period ended December 31, 2018, the since inception performance of the net asset value (NAV) per Class AAA Share of The Gabelli Global Mini Mites decreased 13.7% compared with a decrease of 17.8% for the S&P Developed Small Cap Index. Other classes of shares are available. See page 2 for performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2018.

Performance Discussion (Unaudited)

The Gabelli Global Mini Mites Fund, a series of GAMCO Global Series Funds, Inc. commenced investment operations on October 1, 2018. The Fund is a non-diversified open end management investment company whose investment objective is to provide investors with long term capital appreciation by investing primarily in micro-capitalization equity securities.

The Fund’s investment strategy is to invest in common stocks of smaller companies that have a market capitalization (defined as shares outstanding times current market price) of $250 million or less at the time of the Fund’s initial investment. These companies are called micro-cap companies. As a “global” fund, the Fund invests in securities of issuers located in at least three countries and at least 40% of its net assets are invested in securities of non U.S. issuers.

The stronger U.S. economy, relative to other developed economies, and divergent global central bank policies resulted in a steadily increasing U.S. dollar. Despite increasing uncertainty around trade and tariff disputes, the relatively robust economic backdrop gave the Federal Reserve cover to raise rates in March, June, and September, as expected and with little resistance. The exuberant reaction in early 2018 to the passage of the Tax Cuts and Jobs Act, which saw U.S. GDP growth of 4.2% in the second quarter and 3.5% in the third quarter, faded as the fourth quarter tracked somewhat weaker.

Selected holdings that contributed positively to performance in 2018 were: Nathan’s Famous Inc. (3.4% of net assets as of December 31, 2018) which operates a chain of fast food restaurants specializing in hot dogs where foodservice sales are increasing. The company has an attractive licensing model which leverages revenue growth across its operating businesses. Core Molding Technologies Inc. (2.7%) is a manufacturer of sheet molding compound and molder of fiberglass reinforced thermoset and thermoplastic materials. Strong sales growth and increased demand from North American heavy duty truck customers increased performance. United Guardian Inc. (1.2%) manufactures and markets cosmetic ingredients, personal care products, healthcare, and specialty industrial products. The business is reasonably stable and its proprietary products are in demand globally.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports in paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Some of our weaker performing holdings during the period were: Strattec Security Corp. (6.0%) which designs, develops, manufactures, and markets automotive access control products. Added manufacturing cost and premium freight charges negatively impacted profitability. Twin Disc Inc. (5.6%) manufactures and sells marine and heavy duty, off highway power transmission equipment. Quarterly earnings and revenues both missed their respective consensus estimates. Paratek Pharmaceuticals Inc. (3.5%) is a biopharmaceutical company focused on the development and commercialization of innovative therapeutics. Revenues and earnings were below estimates for the quarter.

Thank you for your investment in The Gabelli Global Mini Mites Fund.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through December 31, 2018 (a) (Unaudited)

Since Inception (10/1/18)
Class AAA (GAMNX)	(13.71)%
S&P Developed SmallCap Index	(17.76)
Class A (GMNAX)	(13.72)
With sales charge (b)	(18.68)
Class C (GMNCX)	(13.88)
With contingent deferred sales charge (c)	(14.62)
Class I (GGMMX )	(13.76)

In the current prospectuses dated October 1, 2018, the gross expense ratios for Class AAA, A, C, and I Shares are 4.32%, 4.32%, 5.07%, and 4.07%, respectively, and the net expense ratios for these share classes after contractual reimbursements by Gabelli Funds, LLC, (the Adviser) are 1.25%, 1.25%, 2.00%, and 1.00%, respectively. See page 9 for the expense ratios for the period ended December 31, 2018. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The S&P Developed SmallCap Index is a float adjusted market capitalization weighted index designed to measure the equity market performance of small capitalization companies located in developed markets. The index is composed of companies within the bottom 15% of the cumulative market capitalization in developed markets. The index covers all publicly listed equities with float adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within the period of purchase.

2

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI GLOBAL MINI MITES FUND (CLASS AAA SHARES)

AND S&P DEVELOPED SMALLCAP INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3

The Gabelli Global Mini Mites Fund

Disclosure of Fund Expenses (Unaudited)

For the Period ended December 31, 2018	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past period, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 10/01/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Global Mini Mites
Actual Fund Return
Class AAA	$1,000.00	$862.90	1.25%	$2.93
Class A	$1,000.00	$862.80	1.25%	$2.93
Class C	$1,000.00	$861.20	2.00%	$4.69
Class I	$1,000.00	$862.40	1.00%	$2.35
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.90	1.25%	$6.36
Class A	$1,000.00	$1,018.90	1.25%	$6.36
Class C	$1,000.00	$1,015.12	2.00%	$10.16
Class I	$1,000.00	$1,020.16	1.00%	$5.09

*

Actual expenses are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by the number of days in the most recent period (92 days), then divided by 365. Hypothetical expenses are based on a presumed 184 day period.

4

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2018:

The Gabelli Global Mini Mites Fund

Long Positions
U.S. Government Obligations	27.5%
Machinery	11.5%
Health Care	10.6%
Diversified Industrial	7.4%
Telecommunications	7.0%
Automotive: Parts and Accessories	6.0%
Consumer Products	4.2%
Equipment and Supplies	4.2%
Hotels and Gaming	4.0%

Specialty Chemicals	3.6%
Business Services	3.4%
Entertainment	3.0%
Computer Software and Services	2.9%
Broadcasting	0.5%
Financials	0.4%
Retail	0.3%
Other Assets and Liabilities (Net)	3.5%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

5

The Gabelli Global Mini Mites Fund

Schedule of Investments — December 31, 2018

Principal Amount		Cost	Market Value

	CONVERTIBLE CORPORATE BONDS — 3.0%
	Telecommunications — 3.0%
$ 20,000	Gogo Inc., 6.000%, 05/15/22	$20,000	$17,466

Shares
	COMMON STOCKS — 66.0%
	Automotive: Parts and Accessories — 6.0%
1,200	Strattec Security Corp	40,319	34,560

	Broadcasting — 0.5%
800	Beasley Broadcast Group Inc., Cl. A	3,188	3,000

	Business Services — 3.4%
2,000	Diebold Nixdorf Inc.	6,877	4,980
2,400	Internap Corp.†	14,153	9,960
2,500	MoneyGram International Inc.†	6,417	5,000

		27,447	19,940

	Computer Software and Services — 2.9%
2,000	Alithya Group Inc., Cl. A†	8,262	4,740
2,600	Avid Technology Inc.†	15,065	12,350

		23,327	17,090

	Consumer Products — 4.2%
100	Lifetime Brands Inc.	1,026	1,003
300	Nathan’s Famous Inc .	19,551	19,935
26,000	Playmates Holdings Ltd.	3,496	3,387

		24,073	24,325

	Diversified Industrial — 7.4%
600	Ampco-Pittsburgh Corp.†	2,350	1,860
2,166	Core Molding Technologies Inc.	14,668	15,400
800	Myers Industries Inc.	13,272	12,088
1,000	Steel Partners Holdings LP†	14,504	13,400

		44,794	42,748

	Entertainment — 3.0%
1,200	Reading International Inc., Cl. A†	17,721	17,448

	Equipment and Supplies — 4.2%
1,000	The Eastern Co.	26,705	24,180

	Financials — 0.4%
200	BKF Capital Group Inc.†	2,394	2,307

	Health Care — 10.6%
2,000	Cutera Inc.†	38,406	34,040
4,000	Paratek Pharmaceuticals Inc.†	32,480	20,520
376	United-Guardian Inc.	5,948	6,896

		76,834	61,456

Shares		Cost	Market Value
	Hotels and Gaming — 4.0%
400	Canterbury Park Holding Corp	$5,792	$5,564
2,400	Full House Resorts Inc.†	6,418	4,848
2,700	Inspired Entertainment Inc.†	16,980	12,960

		29,190	23,372

	Machinery — 11.5%
1,000	Astec Industries Inc	32,612	30,190
800	The L.S. Starrett Co., Cl. A†	4,801	4,184
2,200	Twin Disc Inc.†	42,560	32,450

		79,973	66,824

	Retail — 0.3%
1,000	Tuesday Morning Corp.†	2,066	1,700

	Specialty Chemicals — 3.6%
800	Oil-Dri Corp. of America	23,914	21,200

	Telecommunications — 4.0%
600	Communications Systems Inc.	1,498	1,218
2,800	HC2 Holdings Inc.†	12,684	7,392
800	Nuvera Communications Inc.	14,463	14,632

		28,645	23,242

	TOTAL COMMON STOCKS	450,590	383,392

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 27.5%
$ 160,000	U.S. Treasury Bill, 2.354%††, 02/28/19	159,397	159,398

	TOTAL INVESTMENTS — 96.5%	$629,987	560,256

	Other Assets and Liabilities (Net) — 3.5%		20,484

	NET ASSETS — 100.0%		$580,740

†	Non-income producing security.
††	Represents annualized yield at date of purchase.

Geographic Diversification	% of Market Value	Market Value
United States	98.6%	$552,129
Canada	0.8	4,740
Asia/Pacific	0.6	3,387

	100.0%	$560,256

See accompanying notes to financial statements.

6

The Gabelli Global Mini Mites Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments, at value (cost $629,987)	$560,256
Cash	49,661
Receivable from Adviser	43,899
Dividends and interest receivable	303
Prepaid expenses	2,156

Total Assets	656,275

Liabilities:
Payable for investments purchased	39,101
Payable for investment advisory fees	1,024
Payable for distribution fees	25
Payable for legal and audit fees	22,050
Payable for shareholder communications expenses	9,236
Other accrued expenses	4,099

Total Liabilities	75,535

Net Assets
(applicable to 67,430 shares outstanding)	$580,740

Net Assets Consist of:
Paid-in capital	$650,655
Total accumulated loss(a)	(69,915)

Net Assets	$580,740

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($69,873 ÷ 8,110 shares outstanding; 75,000,000 shares authorized)	$8.62

Class A:
Net Asset Value and redemption price per share ($8,621 ÷ 1,000 shares outstanding; 50,000,000 shares authorized)	$8.62

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$9.15

Class C:
Net Asset Value and offering price per share ($8,615 ÷ 1,001 shares outstanding; 25,000,000 shares authorized)	$8.61	(b)

Class I:
Net Asset Value, offering, and redemption price per share ($493,631 ÷ 57,319 shares outstanding; 25,000,000 shares authorized)	$8.61

(a)

Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X and discloses total distributable earnings/accumulated loss. See Note 2 for further details.

(b)	Redemption price varies based on the length of time held.

Statement of Operations

For the Period Ended December 31, 2018

Investment Income:
Dividends	$864
Interest	942

Total Investment Income	1,806

Expenses:
Investment advisory fees	1,023
Distribution fees - Class AAA	45
Distribution fees - Class A	6
Distribution fees - Class C	24
Legal and audit fees	22,050
Shareholder communications expenses	9,986
Shareholder services fees	9,573
Custodian fees	600
Registration expenses	517
Directors’ fees	27
Miscellaneous expenses	1,146

Total Expenses	44,997

Less:
Expense reimbursements (See Note 3)	(43,899)

Net Expenses	1,098

Net Investment Income	708

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain on investments	17

Net change in unrealized appreciation/depreciation: on investments	(69,731)

Net Realized and Unrealized Gain/(Loss) on Investments	(69,714)

Net Decrease in Net Assets Resulting from Operations	$(69,006)

See accompanying notes to financial statements.

7

The Gabelli Global Mini Mites Fund

Statement of Changes in Net Assets

Period Ended December 31, 2018
Operations:
Net investment income	$708
Net realized gain on investments	17
Net change in unrealized appreciation/depreciation on investments	(69,731)

Net Decrease in Net Assets Resulting from Operations	(69,006)

Distributions to Shareholders:
Accumulated earnings
Class AAA	(73)
Class A	(9)
Class C	(3)
Class I	(824)

Total Distributions to Shareholders(a)	(909)

Capital Share Transactions:
Class AAA	80,514
Class A	10,003
Class C	10,009
Class I	550,129

Net Increase in Net Assets from Capital Share Transactions	650,655

Net Increase in Net Assets	580,740
Net Assets:
Beginning of period	—

End of period	$580,740

(a)	Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X.

See Note 2 for further details.

See accompanying notes to financial statements.

8

The Gabelli Global Mini Mites Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout the period:

		Income (Loss) from Investment Operations			Distributions					Ratios to Average Net Assets/ Supplemental Data
Period Ended December 31(a)	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized and Unrealized Loss on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain(c)	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (in 000’s)	Net Investment Income (Loss)(d)	Operating Expenses Before Reimbursement(d)	Operating Expenses Net of Reimbursement(d)(e)	Portfolio Turnover Rate
Class AAA
2018	$10.00	$0.01	$(1.38)	$(1.37)	$(0.01)	$(0.00)	$(0.01)	$8.62	(13.7)%	$70	0.45%	44.14%	1.25%	6%
Class A
2018	$10.00	$0.01	$(1.38)	$(1.37)	$(0.01)	$(0.00)	$(0.01)	$8.62	(13.7)%	$9	0.41%	44.14%	1.25%	6%
Class C
2018	$10.00	$(0.01)	$(1.38)	$(1.39)	—	$(0.00)	$(0.00)	$8.61	(13.9)%	$8	(0.34)%	44.89%	2.00%	6%
Class I
2018	$10.00	$0.02	$(1.40)	$(1.38)	$(0.01)	$(0.00)	$(0.01)	$8.61	(13.8)%	$494	0.79%	43.89%	1.00%	6%

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect the applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	The Fund commenced investment operations on October 1, 2018.
(b)	Per share amounts have been calculated using the average shares outstanding method.
(c)	Amount represents less than $0.005 per share.
(d)	Annualized.
(e)	Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed expenses of $43,899 for the period ended December 31, 2018.

See accompanying notes to financial statements.

9

The Gabelli Global Mini Mites Fund

Notes to Financial Statements

1.  Organization. The Gabelli Global Mini Mites Fund, a series of GAMCO Global Series Funds, Inc. (the Corporation), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and one of five separately managed portfolios (collectively, the Portfolios) of the Corporation. The Fund’s primary objective is long term capital appreciation by investing primarily in micro-capitalization equity securities. The Fund commenced investment operations on October 1, 2018.

2.  Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. The SEC recently adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Fund’s financial statements for the period ended December 31, 2018.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals under ASU 2018-13. Management has early adopted the removals set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of

10

The Gabelli Global Mini Mites Fund

Notes to Financial Statements (Continued)

business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Such debt obligations are valued through prices provided by a pricing service approved by the Board. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) at the time when net asset values of the Fund are determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 12/31/18
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Financials	—	$2,307	$2,307
Other Industries (a)	$381,085	—	381,085
Total Common Stocks	381,085	2,307	383,392
Convertible Corporate Bonds (a)	—	17,466	17,466
U.S. Government Obligations	—	159,398	159,398
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$381,085	$179,171	$560,256

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

11

The Gabelli Global Mini Mites Fund

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

12

The Gabelli Global Mini Mites Fund

Notes to Financial Statements (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. As of December 31, 2018, the Fund did not hold any restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to redesignation of dividends paid. These reclassifications have no impact on the NAV of the Fund.

13

The Gabelli Global Mini Mites Fund

Notes to Financial Statements (Continued)

The tax character of distributions paid during the period ended December 31, 2018 was as follows:

Period Ended December 31, 2018
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$909

Total	$909

Provision for Income Taxes. The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2018, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$2
Net unrealized depreciation on investments	(69,917)

Total	$(69,915)

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

At December 31, 2018, the temporary difference between book basis and tax basis unrealized depreciation was primarily due to deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized depreciation at December 31, 2018:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Investments	$630,173	$2,236	$(72,153)	$(69,917)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the period ended December 31, 2018, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2018, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns will remain subject to examination for three years. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

14

The Gabelli Global Mini Mites Fund

Notes to Financial Statements (Continued)

The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least April 30, 2020, at no more than an annual rate of 1.25%, 1.25%, 2.00%, and 1.00% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I Shares, respectively. The agreement is renewable annually. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 1.25%, 1.25%, 2.00%, and 1.00% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I, respectively. For the period ended December 31, 2018, the Adviser reimbursed certain expenses in the amount of $43,899, expiring December 31, 2020.

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee $3,000, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4.  Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5.  Portfolio Securities. Purchases and sales of securities during the period ended December 31, 2018, other than short term securities and U.S. Government obligations, aggregated $489,004 and $18,445, respectively.

6.  Transactions with Affiliates and Other Arrangements. During the period ended December 31, 2018, the Fund paid brokerage commissions on security trades of $743 to G.research, LLC, an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the period ended December 31, 2018, the Adviser did not seek reimbursements for this expense.

7.  Line of Credit. The Fund participates in an unsecured line of credit which expires on March 6, 2019 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day ICE LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. During the period ended December 31, 2018, there were no borrowings under the line of credit.

8.  Capital Stock. The Fund offers four classes of shares–Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are

15

The Gabelli Global Mini Mites Fund

Notes to Financial Statements (Continued)

subject to a maximum front-end sales charge of 5.75% and Class C Shares are subject to a 1.00% contingent deferred sales charge for the period after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the period ended December 31, 2018, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Period Ended December 31, 2018(a)
	Shares	Amount
Class AAA
Shares sold	18,101	$180,041
Shares issued upon reinvestment of distributions	9	73
Shares redeemed	(10,000)	(99,600)

Net increase	8,110	$80,514

Class A
Shares sold	1,000	$10,000
Shares issued upon reinvestment of distributions	0*	3

Net increase	1,000	$10,003

Class C
Shares sold	1,000	$10,000
Shares issued upon reinvestment of distributions	1	9

Net increase	1,001	$10,009

Class I
Shares sold	57,223	$549,305
Shares issued upon reinvestment of distributions	96	824

Net increase	57,319	$550,129

(a)	The Fund commenced investment operations on October 1, 2018.
*	Represents fewer than 0.50 shares.

9.  Significant Shareholder. As of December 31, 2018, approximately 53.5% of the Fund was beneficially owned by the Adviser and its affiliates, including managed accounts for which the affiliates of the Adviser have voting control but disclaim pecuniary interest.

10.  Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11.  Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

16

The Gabelli Global Mini Mites Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of

The Gabelli Global Mini Mites Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Global Mini Mites Fund (the “Fund”) (one of the funds constituting GAMCO Global Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of December 31, 2018, and the related statements of operations and changes in net assets, and the financial highlights for the period from October 1, 2018 (commencement of operations) to December 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting GAMCO Global Series Funds, Inc.) at December 31, 2018, the results of its operations, the changes in its net assets and its financial highlights for the period from October 1, 2018 (commencement of operations) to December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

February 28, 2019

17

The Gabelli Global Mini Mites Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Mini Mites Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s)	Term of Office	Number of Funds
Address[1]	and Length of	in Fund Complex	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	Overseen by Director	During Past Five Years	Held by Director[3]

INTERESTED DIRECTORS[4] :

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 76	Since 1993	35	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications)

John D. Gabelli Director Age: 74	Since 1993	12	Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS[5] :

E. Val Cerutti Director Age: 79	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita Director Age: 83	Since 1993	20	President of the law firm of Anthony J. Colavita, P.C.	—

Werner J. Roeder Director Age: 78	Since 1993	23	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris[6] Director Age: 84	Since 1993	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/export company)	—

Salvatore J. Zizza Director Age: 73	Since 2004	32	President of Zizza & Associates Corp. (private holding company); Chairman of BAM (semiconductor and aerospace manufacturing); President of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

18

The Gabelli Global Mini Mites Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s)	Term of Office
Address[1]	and Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 67	Since 1993	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 42	Since 2017	Treasurer of funds within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 60	Since 2006	Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 46	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013

Richard J. Walz Chief Compliance Officer Age: 59	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. For Officers, includes time served in other officer positions with the corporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Mario J. Gabelli and John D. Gabelli, who are brothers, are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]

Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, Gama Capital Opportunities Master Ltd., and GAMCO International SICAV, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser.

19

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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THE GABELLI GLOBAL MINI MITES FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Sarah Donnelly joined Gabelli in 1999 as a junior research analyst working with the consumer staples and media analysts. Currently she is a portfolio manager of Gabelli Funds, LLC, a Senior Vice President, and the Food, Household, and Personal Care products research analyst for Gabelli & Company. In 2013, she was named the Health & Wellness research platform leader. Ms. Donnelly received a BS in Business Administration with a concentration in Finance and minor in History from Fordham University.

Ashish Sinha joined GAMCO UK in 2012 as a research analyst. Prior to joining the firm, Mr. Sinha was a research analyst at Morgan Stanley in London for seven years and has covered European Technology, Mid-Caps and Business Services. He also worked in planning and strategy at Birla Sun Life Insurance in India. Currently Mr. Sinha is a portfolio manager of Gabelli Funds, LLC and an Assisstant Vice President of GAMCO Asset Management UK. Mr. Sinha has a BSBA degree from the Instituite of Management Studies, and an MB from IIFT.

Hendi Susanto joined Gabelli in 2007 as the lead technology research analyst. He spent his early career in supply chain managament consulting and operations in the technology industry. He currently is a portfolio manager of Gabelli Funds, LLC and a Vice President of Associated Capital Group Inc. Mr. Susanto received a BS degree summa cum laude from the University of Minnesota, a MS from M.I.T., and an MBA from the Wharton School of Business.

Chong-Min Kang joined the Gabelli in 2007 as a research analyst. He currently is a portfolio manager of Gabelli Funds, LLC and a Senior Vice President of GAMCO Investors Inc. Mr. Kang received a BA degree from Boston College and an MBA from the Columbia Business School.

2018 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the period ended December 31, 2018, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short term capital gains) totaling $0.009, $0.008, $0.003, and $0.014 per share for Class AAA, Class A, Class C, and Class I Shares, respectively. For the period ended December 31, 2018, 77.72% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 77.72% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 60.48% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. Also for the period ended December 31, 2018, the Fund did not have foreign tax credits.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the period ended December 31, 2018 which was derived from U.S. Treasury securities was 34.71%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2018. The percentage of U.S. Government securities held as of December 31, 2018 was 27.45%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GAMCO Global Series Funds, Inc.

THE GABELLI GLOBAL MINI MITES FUND

One Corporate Center

Rye, New York 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e  info@gabelli.com

    GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

John D. Gabelli

Senior Vice President,

G.research, LLC

Werner J. Roeder

Former Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust

Company

TRANSFER AGENT AND

DIVIDEND DISBURSING AGENT

DST Asset Manager

Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Global Mini Mites Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB3634Q418AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $109,600 for 2017 and $130,900 for 2018.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2017 and $3,500 for 2018. These fees relate to the review of an initial registration statement.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $14,800 for 2017 and $19,000 for 2018. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $2,766 for 2017 and $4,803 for 2018. The fees relate to Passive Foreign Investment Company identification database subscription fees billed on an annual basis.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $48,086 for 2017 and $62,121 for 2018.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) GAMCO Global Series Funds, Inc.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/7/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/7/19

By (Signature and Title)* /s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date 3/7/19

* Print the name and title of each signing officer under his or her signature.